                                  PIMCO Funds:
                      Pacific Investment Management Series

                       Statement of Additional Information

     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Funds: Pacific Investment Management Series, as supplemented from time to time. The Trust offers up to ten classes of shares of each of its Funds. Class A, B and C shares of certain Funds are offered through the "Class A, B and C Prospectus" (dated July 30, 2004); Class A, B and C shares of the Municipal Bond Fund, Class A and C shares of the Short Duration Municipal Income Fund and Class A shares of the California Intermediate Municipal Bond, California Municipal Bond and New York Municipal Bond Funds are offered through the "Municipal Bond Prospectus" (dated July 30,
2004); Class A, B and C shares of the Total Return Fund are offered through a separate prospectus (dated July 30, 2004); Class D shares of the Global Bond Fund (Unhedged) are offered through a separate prospectus (dated July 30, 2004); Class A, B and C and Class D shares of the All Asset, CommodityRealReturn Strategy, International StocksPLUS TR Strategy, Real Return, RealEstateRealReturn Strategy, StocksPLUS and StocksPLUS Total Return Funds are offered through separate prospectuses (each dated July 30, 2004); Class D shares of certain Funds are offered through the "Class D Prospectus" (dated July 30,
2004); Class D shares of the California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds are offered through the "Class D Municipal Bond Prospectus" (dated July 30, 2004); Class R shares of the Short-Term, Low Duration, Total Return, Foreign Bond, High Yield, Real Return, and StocksPLUS Funds are offered through the "Class R Prospectus" (dated July 30, 2004), Class R shares of certain other Funds are offered through a separate prospectus (dated July 30, 2004); Class R shares of certain other funds are offered through a separate prospectus (dated July 30, 2004); Institutional Class and Administrative Class shares of the Total Return, Total Return II and Total Return III Funds are offered through the "Total Return Prospectus" (dated July 30, 2004); Institutional Class and Administrative Class shares of the remaining Funds are offered through one of two seperate prospectuses (each dated July 30, 2004); Shares of the Liquid Assets Fund are offered through a separate prospectus (dated July 30, 2004), Advisor Class shares of certain Funds are offered through the "Advisor Class Prospectus" (dated July 30, 2004) all as amended or supplemented from time to time (collectively, the "Prospectuses"). Additionally, Class J and Class K shares for certain Funds are offered solely to non-U.S. investors outside the United States. This information does not constitute an offer of Class J shares or Class K shares to any person who resides within the United States.

     Audited financial statements for the Trust, as of March 31, 2004, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust's March 31, 2004 Annual Reports. Copies of Prospectuses, Annual or Semi-Annual Reports, and the PIMCO Funds Shareholders' Guide for Class A, B, C and R Shares (the "Guide"), which is a part of this Statement of Additional Information, may be obtained free of charge at the addresses and telephone number(s) listed below. The information contained in the Guide, which is Part II of this Statement of Additional Information, is incorporated by reference into Part I of this Statement of Additional Information.

     Institutional and Advisor Prospectuses     Class A, B and C, Class D and
     and Annual and Semi-Annual Reports:        Class R Prospectuses, Annual and
                                                Semi-Annual Reports, and the
                                                Guide:

     PIMCO Funds                                PA Distributors LLC
     840 Newport Center Drive                   2187 Atlantic Street
     Newport Beach, California 92660            Stamford, Connecticut 06902
     Telephone: (800) 927-4648                  Telephone: (800) 426-0107

August 23, 2004, as revised September 3, 2004

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                                TABLE OF CONTENTS

PART I                                                                      Page

THE TRUST..................................................................... 1

INVESTMENT OBJECTIVES AND POLICIES............................................ 1

     Municipal Bonds.......................................................... 1
     Mortgage-Related and Other Asset-Backed Securities....................... 8
     Real Estate Securities and Related Derivatives...........................13
     Bank Obligations.........................................................13
     Loan Participations......................................................13
     Corporate Debt Securities................................................14
     High Yield Securities ("Junk Bonds").....................................15
     Participation on Creditors Committees....................................15
     Variable and Floating Rate Securities....................................16
     Inflation-Indexed Bonds..................................................16
     Event-Linked Exposure....................................................17
     Convertible Securities...................................................17
     Warrants to Purchase Securities..........................................18
     Foreign Securities.......................................................18
     Foreign Currency Transactions............................................19
     Foreign Currency Exchange-Related Securities.............................20
     Borrowing................................................................21
     Derivative Instruments...................................................22
     Hybrid Instruments.......................................................30
     Delayed Funding Loans and Revolving Credit Facilities....................30
     When-Issued, Delayed Delivery and Forward Commitment Transactions........31
     Short Sales..............................................................31
     Illiquid Securities......................................................32
     Loans of Portfolio Securities............................................32
     Social Investment Policies...............................................32

INVESTMENT RESTRICTIONS.......................................................32

     Fundamental Investment Restrictions......................................32
     Non-Fundamental Investment Restrictions..................................34
     Non-Fundamental Operating Policies Relating to the Sale of Shares
     of the Total Return Fund in Japan........................................36

MANAGEMENT OF THE TRUST.......................................................37

     Trustees and Officers....................................................37
     Standing Committees......................................................42
     Compensation Table.......................................................43
     Investment Adviser.......................................................43
     Advisory Agreement.......................................................44
     Proxy Voting Policies and Procedures.....................................46
     Fund Administrator.......................................................47

DISTRIBUTION OF TRUST SHARES..................................................49

     Distributor and Multi-Class Plan.........................................49
     Initial Sales Charge and Contingent Deferred Sales Charge................50
     Distribution and Servicing Plans for Class A, Class B, Class C
     and Class R Shares.......................................................51
     Payments Pursuant to Class A Plan........................................54
     Payments Pursuant to Class B Plan........................................55
     Payments Pursuant to Class C Plan........................................56
     Payments Pursuant to Class R Plan........................................57
     Distribution and Administrative Services Plans for
     Administrative Class and Advisor Class Shares............................59

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     Additional Information About Institutional, Administrative
     and Advisor Class Shares................................................ 60
     Payments Pursuant to the Administrative Plans
     for Administrative Class Shares......................................... 60
     Plan for Class D Shares................................................. 61
     Payments Pursuant to Class D Plan....................................... 62
     Distribution and Servicing Plan for Class J and Class K Shares.......... 62
     Purchases, Exchanges and Redemptions.................................... 63
     Request for Multiple Copies of Shareholder Documents.................... 64

PORTFOLIO TRANSACTIONS AND BROKERAGE......................................... 65

     Investment Decisions and Portfolio Transactions......................... 65
     Brokerage and Research Services......................................... 65
     Portfolio Turnover...................................................... 68
     Disclosure of Portfolio Holdings........................................ 68

NET ASSET VALUE.............................................................. 69

TAXATION..................................................................... 69

     Distributions........................................................... 71
     Sales of Shares......................................................... 71
     Backup Withholding...................................................... 72
     Options, Futures and Forward Contracts, and Swap Agreements............. 72
     Short Sales............................................................. 72
     Passive Foreign Investment Companies.................................... 73
     Foreign Currency Transactions........................................... 73
     Foreign Taxation........................................................ 73
     Original Issue Discount and Market Discount............................. 74
     Constructive Sales...................................................... 74
     Non-U.S. Shareholders................................................... 74
     Other Taxation.......................................................... 75

OTHER INFORMATION............................................................ 75

     Capitalization.......................................................... 75
     Voting Rights........................................................... 79
     Control Persons and Principal Holders of Securities..................... 80
     The Reorganization of the PIMCO Money Market and Total
     Return II Funds.........................................................101
     The Reorganization of the PIMCO Global Bond Fund (U.S. Dollar-Hedged)...101
     Trademark Rights........................................................101
     Code of Ethics..........................................................101
     Custodian, Transfer Agent and Dividend Disbursing Agent.................101
     Independent Registered Public Accounting Firm...........................102
     Counsel  ...............................................................102
     Registration Statement..................................................102
     Financial Statements....................................................102

PART II

PIMCO FUNDS SHAREHOLDERS' GUIDE FOR CLASS A, B, C AND R SHARES..............SG-1

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                                    THE TRUST

     PIMCO Funds (the "Trust") is an open-end management investment company ("mutual fund") consisting of separate investment portfolios (the "Funds"), including:


All Asset Fund                              Liquid Assets Fund
All Asset All Authority Fund                Long Duration Fund
California Intermediate Municipal           Long-Term U.S. Government Fund
  Bond Fund                                 Low Duration Fund
California Municipal Bond Fund              Low Duration Fund II
Commercial Mortgage Securities Fund         Low Duration Fund III
CommodityRealReturn Strategy Fund           Moderate Duration Fund
Convertible Fund                            Money Market Fund
Diversified Income Fund                     Municipal Bond Fund
Emerging Markets Bond Fund                  New York Municipal Bond Fund
European Convertible Fund                   Real Return Fund
European StocksPLUS TR Strategy Fund        Real Return Fund II
Far East (ex-Japan) StocksPLUS TR           Real Return Asset Fund
 Strategy Fund                              RealEstateRealReturn Strategy Fund
Floating Income Fund                        Short Duration Municipal Income Fund
Foreign Bond Fund (Unhedged)                Short-Term Fund
Foreign Bond Fund (U.S. Dollar-Hedged)      StocksPLUS Fund
Global Bond Fund (Unhedged)                 StocksPLUS Municipal-Backed Fund
Global Bond Fund (U.S. Dollar-Hedged)       StocksPLUS Short Strategy Fund
GNMA Fund                                   StocksPLUS Total Return Fund
High Yield Fund                             Total Return Fund
International StocksPLUS TR                 Total Return Fund II
 Strategy Fund                              Total Return Fund III
Investment Grade Corporate Bond Fund        Total Return Mortgage Fund
Japanese StocksPLUS TR Strategy Fund

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of each Fund are described in the Prospectuses. Additional information concerning the characteristics of certain of the Funds' investments is set forth below. The All Asset and All Asset All Authority Funds invest only in Funds of the Trust, except each other. The PIMCO Funds in which the All Asset and All Asset All Authority Funds invest are referred to in this Statement as "Underlying Funds." By investing in Underlying Funds, the All Asset and All Asset All Authority Funds may have indirect investment interests in some or all of the securities and instruments described below depending upon how their assets are allocated between the Underlying Funds.

Municipal Bonds

     Each Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. It is a policy of each of the California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and StocksPLUS Municipal-Backed Funds (collectively, the "Municipal Funds") to have 80% of its net assets invested in debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). In the case of the California Intermediate Municipal Bond, California Municipal Bond, and New York Municipal Bond Funds, the Funds will invest, under normal circumstances, at least 80% of their net assets in debt securities whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal income tax and California or New York income tax, respectively. The ability of the Fund to invest in securities other than Municipal Bonds is limited by a requirement of the Internal Revenue Code that at least 50% of the Fund's total assets be invested in Municipal Bonds at the end of each calendar quarter. See "Taxes."

     The Municipal Bond, Short Duration Municipal Income and StocksPLUS Municipal-Backed Funds may, from time to time, invest more than 25% of their total assets in Municipal Bonds of issuers in California and New York, and, if so, will be subject to the California and New York state-specific risks discussed in the "Summary of Risks" section of the Prospectuses and in this "Municipal Bonds" section of this Statement of Additional Information, but neither Fund has any present intention to invest more than that amount in a particular state.

     Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York Municipal Bonds generally are issued by or on behalf of the State of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds which the Municipal Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

     Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

     The Municipal Funds may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Municipal Funds will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. A Municipal Fund may also purchase unrated lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest.

     The Municipal Funds may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Municipal Fund may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements.

     Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Municipal Fund would hold the longer-term security, which could experience substantially more volatility.

     The Municipal Funds may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Municipal Fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. A Municipal Fund will not invest more than 5% of its net assets in municipal warrants.

     The Municipal Funds may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

     The Municipal Funds may invest in Residual Interest Bonds ("RIBS"), which are created by dividing the income stream provided by an underlying bond to create two securities, one short term and one long term. The interest rate on the

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short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. RIBS have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Funds when short-term interest rates rise, and increase the interest paid to the Funds when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each Fund's investment objectives and general investment policies, a Fund, without limitation, may invest in RIBS.

     The Municipal Funds also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Municipal Funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

     Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

     The Municipal Funds may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Municipal Funds may also sell Municipal Bonds due to changes in PIMCO's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

     Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     Each Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

     Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's Municipal Bonds in the same manner. In particular, the California Intermediate Municipal Bond, California Municipal Bond, and New York Municipal Bond Funds are subject to the risks inherent in concentrating investment in a particular state or region. The following summarizes information drawn from official statements, and other public documents available relating to issues potentially affecting securities offerings of issuers domiciled in the states of California and New York. PIMCO has not independently verified the information, but has no reason to believe that it is substantially different.


     California. The California Intermediate Municipal Bond Fund and the California Municipal Bond Fund may be particularly affected by political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California Municipal Bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State's Department of Finance and State's Treasurer's Office. Such information has not been independently verified by the Funds, and the Funds assume no responsibility for the completeness or accuracy of such information. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Certain debt obligations held by the California Intermediate Municipal Bond Fund and the California Municipal Bond Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Fund to counties, cities and their various entities, which do depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the state government to pay for their operations and services, their ability to pay debt service on obligations held by the California Intermediate Municipal Bond Fund and the California Municipal Bond Fund may be impaired.

     Certain tax-exempt securities in which the California Intermediate Municipal Bond Fund and the California Municipal Bond Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

     With a gross state product in excess of $1 trillion, California's economy is the largest state economy in the United States. In addition to its size, California's economy is diverse, with no industry sector accounting for more than one-quarter of the State's output. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, entertainment, real estate and financial services, and may be sensitive to economic factors affecting those industries. One example of such potential sensitivity occurred from mid-1990 to late 1993, when the State suffered a recession. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. More recently, reflective of the nationwide economic slowdown, the high technology sector of the State's economy entered a cyclical downturn.

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     A series of reports after the start of the 2001-02 Fiscal Year indicated
that both the national and the State economies entered a recession starting in 2001. In California, the impact was particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector and in exports. The tragic events of September 11, 2001 exacerbated the impact of the weakened economy, especially on tourism-related industries and locations. Since the latter half of 2003, however, California's economy has been improving. On balance, the State predicts moderate growth for the economy in 2004, which could be adversely affected by a delay in the rebound of the high technology sector. An average of 100,000 jobs per month were created in the first four months of 2004 in the private sector, comparing favorably with the job growth of 20,000 per month experienced in the fourth quarter 2003. Anticipated income growth for 2004 recently was revised upwards, to 5.4%, and personal income tax receipts are expected to grow 10% this year.

     California has experienced difficulties with the supply and price of electricity and natural gas in much of the State since mid-2000, which are likely to continue for several years. California's difficulties with energy supplies could pose serious risks to the State's economy. The State instituted rolling electricity blackouts in 2001 and remains braced for anticipated energy shortages as well as increased energy costs. Former Governor Gray Davis directed the Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). The Power Supply Program was also implemented under legislation enacted in 2001 (the "Power Supply Act") and by orders of the California Public Utilities Commission ("CPUC"). The Power Supply Act provided that the State funds advanced for energy purchases would be repaid by the issuance of revenue bonds, to be financed through ratepayer revenue in future years.

     Under the Power Supply Act, the DWR has the sole authority to determine and present to the CPUC its revenue requirements, although they must be just and reasonable. The CPUC is required to set electric rates at a level sufficient to meet the DWR's revenue requirements, which include the cost of debt service and the cost of the State's power purchaser program. Effective January 1, 2003, the DWR no longer purchases power, except power provided under the terms of its existing contracts. However, the DWR retains the legal and financial responsibility for the existing contracts until such time as there is complete assignment of the contracts and release of DWR. The severity and long-term impact of energy supply problems on the State's economy is difficult to predict, but any future significant interruptions in energy supply or rate increases could adversely affect California's economy. Governor Arnold Schwarzenegger, who replaced Gray Davis as governor following the successful recall effort in 2003, has pushed to allow large-scale power users to obtain competitive rates through direct access to power producers.

     For most of 2003, the gubernatorial recall effort complicated the State's ability to resolve a budget stalemate. On January 9, 2004, Governor Schwarzenegger released his Proposed Budget for 2004-05 (the "2004-05 Budget"). Even in the face of increasing revenues, the 2004-05 Budget predicts a shortfall in the current year and budget year totaling $26 billion. The Governor's 2004-05 Budget presents an economic recovery plan that consists of the Economic Recovery Bond Act, a balanced spending plan and a Constitutional amendment to require balanced budgets and reserves in the future.

     In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in bonds to finance the State's negative General Fund balance ("ERBs"). Under the Act, the State will not be permitted to use more than $15 billion of net proceeds of any bonds issued to address the inherited debt. The ERBs replace the previously authorized "Fiscal Recovery Bonds."

     The repayment of the ERBs will be secured by a pledge of revenues from an increase in the State's share of the sales and use tax of 0.25 percent starting July 1, 2004, which will be deposited in the Fiscal Recovery Fund. Local governments' shares of the sales and use tax will be decreased by a commensurate amount. The new sales and use tax rates will automatically revert to current levels as soon as the ERBs are repaid. The repayment of the ERBs may be accelerated with transfers from the State's Budget Stabilization Fund, as specified in the Balanced Budget Amendment. In the event the dedicated revenue falls short, the State also would pledge its full faith and credit by using General Fund revenues to repay the debt service. As of June 2004, $11.3 billion in ERBs had been issued, combining with other state debt to total $53 billion outstanding, which Moody's Investor Service, Inc. ("Moody's") considers "manageable."

     Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future. It also requires the State to contribute to a special reserve of 1 percent of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years. This special reserve will be used to repay the ERBs and provide a "rainy-day" fund for future economic downturns or natural disasters. The amendment allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies.

     As of July 9, 2004, California's general obligation bonds have been assigned ratings of BBB, A3, and BBB by S&P, Moody's and Fitch, respectively. Moody's upgraded California's rating in May 2004, citing an established trend of recovery in California's economy. Fitch has a negative outlook regarding the California's bonds. The agencies continue to monitor the state's budget deliberations closely to determine whether or not to alter the current ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Obligations in which the California Intermediate Municipal Bond Fund or the California Municipal Bond Fund invest.

     Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds, are liable. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities.

     The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

     Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

     New York. Because the New York Municipal Bond Fund concentrates its investments in New York tax-exempt bonds, the Fund may be affected significantly by economic or regulatory developments, affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York city and state agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

     The events of September 11, 2001 had a significant impact upon the New York State economy and more directly on that of New York City. Prior to September 11, the nation's and the State's economies had been weakening and the loss of over seventy thousand jobs in New York City as a direct result of September 11 produced material budgetary pressures including increased budget gaps for New York City and reductions to the State surpluses.

     New York State has historically been one of the wealthiest states in the nation, maintaining the second largest economy in the United States. For decades, however, the State's economy grew more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. While the growth of New York State's economy has equaled or exceeded national trends, the events of September 11 and the corporate governance scandals resulted in a much sharper downturn than the rest of the nation. It appears, however, as of late 2003, that the New York State economy has begun to emerge from recession.

     The State has for many years imposed a very high, relative to other states, state and local tax burden on residents. The burden of state and local taxation in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York's economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the State's income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

     The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, both the ability of the State, New York City, the State's political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities will be adversely affected.

     On February 12, 2004, the Office of the State Deputy Comptroller issued a report that concluded that New York City had overcome its most serious fiscal challenge since the 1970s, and that despite the budget risks cited in the report, New York City will end FY 2004 with a substantial budget surplus and should have little difficulty balancing the FY 2005 budget because it can draw upon reserves and other resources if needed. The report cautioned that continued progress toward recurring budget balance will depend upon sustained economic improvement, an affordable labor agreement, and a reduction in the projected growth in nondiscretionary spending. On April 26, 2004, the Mayor issued the 2004-2005 Executive Budget and the Four-Year Financial Plan for the years 2003-04 through 2007-08. The City projects a surplus of $1.3 billion in the current fiscal year, a balanced budget for 2004-05, and a projected budget gap of $3.2 billion in 2005-06. The city's is expected to issue $4.58 billion next year, and $27.3 billion over the next five years, in bonds.

     State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State constitution, the governor is required to propose a balanced budget each year. There can be no assurance, however, that the legislature will enact the governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

     As of July 9, 2004, S&P had given New York State's general obligation bonds a rating of AA, Moody's had given the State's general obligation bonds a rating of A2 and Fitch had given the bonds a rating of AA-. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which the New York Municipal Bond Fund invests.

Over the long term, the State and New York City may face potential economic problems. New York City accounts for a large portion of the State's population and personal income, and New York City's financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.


Mortgage-Related and Other Asset-Backed Securities

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." Certain of the Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations").


     Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the "Government National Mortgage Association," or "GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.


     The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.


     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").


     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.


     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, PIMCO determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in PIMCO's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid (10% in the case of the Liquid Assets and Money Market Funds).


     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.


     Collateralized Mortgage Obligations (CMOs). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.





     CMOs are structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as "sequential pay" CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.



     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.


     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.


     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds' Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


     Other Asset-Backed Securities. Similarly, PIMCO expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables/SM/ ("CARS/SM/"). CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early pre-payment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.


     Consistent with a Fund's investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.

Real Estate Securities and Related Derivatives

     Certain of the Funds (in particular, the RealEstateRealReturn Strategy
Fund) may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

     REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so Funds that invest in REITs will bear their proportionate share of the costs of the REITs' operations.

     There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

     Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Bank Obligations

     Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Liquid Assets and Money Market Funds) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

     The California Intermediate Municipal Bond, California Municipal Bond, Commercial Mortgage Securities, GNMA, Liquid Assets, Long-Term U.S. Government, Low Duration II, Money Market, Municipal Bond, New York Municipal Bond, Real Return II, Short Duration Municipal Income, Total Return II and Total Return Mortgage Funds may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to the Trust's limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Loan Participations

     Certain Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

     Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Portfolio.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on PIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Corporate Debt Securities

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in PIMCO's opinion comparable in quality to corporate debt securities in which the Fund may invest.

     Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

     Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured ... [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." S&P describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal... [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal... than in higher rated categories." For a discussion of securities rated below investment grade, see "High Yield Securities ("Junk Bonds")" below.

High Yield Securities ("Junk Bonds")

     Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds and in particular, by the Convertible, Diversified Income, Emerging Markets Bond, European Convertible and High Yield Funds are described as "speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

     The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if PIMCO deems it in the best interest of shareholders.

Participation on Creditors Committees

     A Fund (in particular, the High Yield Fund) may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Variable and Floating Rate Securities

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Liquid Assets and Money Market Funds may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and the Fund may demand payment of principal from the issuers, within the period.

     Certain Funds may invest in floating rate debt instruments ("floaters") and (except the Liquid Assets and Money Market Funds) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     Each Fund (except the Liquid Assets and Money Market Funds) may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the Money Market Fund) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed inverse floater, interest only ("IO"), or principal only ("PO") securities.

Inflation-Indexed Bonds

     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

     Certain Funds may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps," or implement "event-linked strategies." Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as "catastrophe bonds." They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Convertible Securities

     A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

Warrants to Purchase Securities

     The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

     A Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Foreign Securities

     Each Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income, StocksPLUS Municipal-Backed and Total Return II Funds) may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Commercial Mortgage Securities, GNMA, Liquid Assets, Money Market, Real Return II and Total Return Mortgage Funds may invest in securities of foreign issuers only if they are U.S. dollar-denominated.

     Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

     Each Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income, StocksPLUS Municipal-Backed and Total Return II Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

     Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

     Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

     The Funds will consider an issuer to be economically tied to a country with an emerging securities market if (1) the issuer is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) the issuer derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

     Japanese Investment Risk. Certain Funds (in particular, the Japanese StocksPLUS TR Strategy Fund) may invest in securities offered by Japanese issuers. The value of such securities may be significantly affected by economic, political and regulatory developments in Japan. Since 1990, the Japanese economy has experienced serious difficulties. The Tokyo Stock Price Index, a measure of the Japanese stock market has fallen more than 50% since its peak in the 1980s. The Japanese government has not successfully confronted persistent economic problems, including deflation, a flawed banking system that makes many non-performing loans, and tax laws that dampen growth. Other factors having a negative impact include a heavy government budget deficit and historically low interest rates.

     The Japanese economy lacks diversification, relying heavily on a small number of industries, including the electronic machinery sector. Japan is relatively poor in natural resources, and so it is dependent on imports, especially in the agricultural sector. It also relies on international trade to procure commodities needed for its strong heavy industrial sector, and therefore it is vulnerable to fluctuations in commodity prices. Japan has a high volume of exports, partly due to the government's protectionist policies, which have caused tension with Japan's trading partners, including the United States.

     Generally, Japanese corporations are required to provide less disclosure than that required by U.S. law and accounting practice. Japanese accounting and auditing practices differ significantly from U.S. standards in specific areas, including regarding unconsolidated subsidiaries and related structures.

Foreign Currency Transactions

     All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:

     Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

     Direct Hedge. If PIMCO wants to a eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that a Fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

     Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

     It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund's net asset value per share.

     Tax Consequences of Hedging. Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

     Foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants/SM/ ("CEWs/SM/") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     Principal exchange rate linked securities. Principal exchange rate linked securities ("PERLs/SM/") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance indexed paper. Performance indexed paper ("PIPs/SM/") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Borrowing

     Each Fund may borrow money to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act"), and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund's total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund's total assets.

     Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Global Bond Fund (U.S. Dollar-Hedged) has adopted a non-fundamental investment restriction under which the Fund may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes. Non-fundamental investment restrictions may be changed without shareholder approval.

     A Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 1/3 (for each Fund except the Global Bond Fund (U.S. Dollar-Hedged)) of a Fund's total assets.

     A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

     A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

Derivative Instruments

     In pursuing their individual objectives, the Funds (except the Liquid Assets and Money Market Funds) may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds (except the California Intermediate Municipal Bond, California Municipal Bond, Commercial Mortgage Securities, GNMA, Liquid Assets, Long-Term U.S. Government, Low Duration II, Money Market, Municipal Bond, New York Municipal Bond, Real Return II, Short Duration Municipal Income, StocksPLUS Municipal-Backed, Total Return II and Total Return Mortgage Funds) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds (except the Liquid Assets and Money Market Funds) also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective.

     The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

     The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

     Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.

     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Foreign Currency Options. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     Each Fund (except the Liquid Assets and Money Market Funds) may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

     An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain of the Funds may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

     A Fund may purchase and write call and put futures options, as specified for that Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is "in the money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission ("CFTC") on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act ("CEA"), and they are not subject to registration or regulation as such under the CEA. PIMCO is not deemed to be a "commodity pool operator" with respect to its service as investment adviser to the Funds.

     Limitations on Use of Futures and Futures Options. A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays

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or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

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

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectuses.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxation."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Municipal Bond Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of Municipal Bonds (as defined above). Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

     Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

     Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

     Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund's investments to greater volatility than investments in traditional securities.

     Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     Swap Agreements and Options on Swap Agreements. Each Fund (except the Liquid Assets and Money Market Funds) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements ("swap options").

     A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.


     Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. A "quanto" or "differential" swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment polices, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the


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

index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

     A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

     A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except the Liquid Assets and Money Market Funds) may write (sell) and purchase put and call swap options.

     Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

     Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on PIMCO's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

     Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, PIMCO analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

Hybrid Instruments

     A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such an hybrid instrument would be a combination of a bond and a call option on oil.

     Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Each Fund, except the CommodityRealReturn Strategy Fund, will not invest more than 5% of its total assets in hybrid instruments.

     Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Delayed Funding Loans and Revolving Credit Facilities

     Each Fund (except the Liquid Assets, Money Market and Municipal Bond Funds) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

     The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see "Loan Participations." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Portfolio.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

     When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

     When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short Sales

    Certain of the Funds, particularly the StocksPLUS TR Short Strategy Fund, may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time and the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. Each Fund, except the StocksPLUS Short Strategy Fund, does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Fund's assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Illiquid Securities

     The Funds may invest up to 15% of their net assets in illiquid securities (10% in the case of the Liquid Assets and Money Market Funds). The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Loans of Portfolio Securities


     For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Each Fund's performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.


Social Investment Policies

     The Low Duration Fund III and Total Return Fund III will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by PIMCO. PIMCO's determination of issuers engaged in such activities at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis, PIMCO may rely, among other things, upon information contained in such publications as those produced by the Investor Responsibility Research Center, Inc.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     Each Fund's investment objective, except for the All Asset All Authority, European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, Global Bond (U.S. Dollar-Hedged), International StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy, RealEstateRealReturn Strategy, StocksPLUS Municipal-Backed and StocksPLUS TR Short Strategy Funds, as set forth in the Prospectuses under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund.

(1) A Fund may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (except that the Liquid Assets and Money Market Funds may concentrate their investments in securities or obligations issued by U.S. banks).

(2) A Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; (This investment restriction is not applicable to the All Asset, All Asset All Authority, California Intermediate Municipal Bond, California Municipal Bond, CommodityRealReturn Strategy, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (Unhedged), Global Bond (U.S. Dollar-Hedged), New York Municipal Bond Fund, Real Return and Real Return Asset Funds.) For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

(3) A Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4) A Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (This restriction is not applicable to the Global Bond Fund (U.S. Dollar-Hedged), but see non-fundamental restriction "F").

(5) A Fund may borrow money or issue any senior security, only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6) A Fund may make loans only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7) A Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(8) Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

(9) The Municipal Bond and Short Duration Municipal Income Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from federal income tax.

(10) The California Intermediate Municipal Bond and California Municipal Bond Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from both federal income tax and California income tax.

(11) The New York Municipal Bond Fund will invest, under normal circumstances, at least 80% of its assets in investments the income of which is exempt from both federal income tax and New York income tax.

(12) The StocksPLUS Municipal-Backed Fund will invest, under normal circumstances, at least 80% of its assets in investments the income of which is exempt from federal income tax.

     For purposes of Fundamental Investment Restrictions No. 9, 10, 11 and 12, the term "asset," as defined in Rule 35d-1 under the 1940 Act, means net assets, plus the amount of any borrowings for investment purposes.

Non-Fundamental Investment Restrictions

     Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities.

(A) A Fund may not invest more than 15% of the net assets of a Fund (10% in the case of the Liquid Assets and Money Market Funds) (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

(B) A Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions.

(C) Each Fund (except the Liquid Assets and Money Market Funds) may invest up to 5% of the total assets of a Fund (taken at market value at the time of investment) in any combination of mortgage-related or other asset-backed interest only, principal only, or inverse floating rate securities.

(D) The Global Bond Fund (U.S. Dollar-Hedged) may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).

(E) A Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.

(F) The Global Bond Fund (U.S. Dollar-Hedged) may not purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options.

(G) In addition, the Trust has adopted the following non-fundamental investment policies that may be changed on 60 days' notice to shareholders:

     (1) The GNMA Fund will invest, under normal circumstances, at least 80% of its assets in GNMA investments.

     (2) The Total Return Mortgage Fund will invest, under normal circumstances, at least 80% of its assets in mortgage investments.

     (3) The Investment Grade Corporate Bond Fund will invest, under normal circumstances, at least 80% of its assets in investment grade corporate bond investments.

     (4) The High Yield Fund will invest, under normal circumstances, at least 80% of its assets in high yield investments.

     (5) The Long-Term U.S. Government Fund will invest, under normal circumstances, at least 80% of its assets in U.S. Government investments.

     (6) Each of the Global Bond (Unhedged) and Global Bond (U.S. Dollar-Hedged) Funds will invest, under normal circumstances, at least 80% of its assets in bond investments.

     (7) Each of the Foreign Bond (Unhedged) and Foreign Bond (U.S. Dollar-Hedged) Funds will invest, under normal circumstances, at least 80% of its assets in foreign bond investments.

     (8) The Emerging Markets Bond Fund will invest, under normal circumstances, at least 80% of its assets in emerging market bond investments.

     (9) The Convertible Fund will invest, under normal circumstances, at least 80% of its assets in convertible investments.

     (10) The European Convertible Fund will invest, under normal circumstances, at least 80% of its assets in convertible investments that are tied economically to Europe.

     (11) The Floating Income Fund will invest, under normal circumstances, at least 80% of its assets in investments that effectively enable the Fund to achieve a floating rate of income.

     For purposes of these policies, the term "assets," as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes.

     Currency Hedging. In addition, the Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except for the Convertible, Emerging Markets Bond, Foreign Bond (Unhedged) and Global Bond (Unhedged) Funds, will hedge at least 75% of its exposure to foreign currency using the techniques described in the Prospectuses. There can be no assurance that currency hedging techniques will be successful.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except the Global Bond Fund (U.S. Dollar-Hedged)), such excess shall be subject to the 300% asset coverage requirement.

     To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

     The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an investment policy pursuant to which a Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of: 1) the market value of OTC options currently outstanding which are held by the Fund, 2) the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and 3) margin deposits on the Fund's existing OTC options on futures contracts, exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the Funds and may be amended by the Trustees without the approval of shareholders. However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

     Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     For purposes of applying the Funds' investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     The Funds interpret their policy with respect to concentration in a particular industry under Fundamental Investment Restriction No. 1, above, to apply to direct investments in the securities of issuers in a particular industry, as defined by the Trust. For purposes of this restriction, a foreign government is considered to be an industry. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Trust takes the position that such securities do not represent interests in any particular "industry" or group of industries.

     A Fund may invest in certain derivative instruments which, while representing a relatively small amount of the Fund's net assets, provide a greater amount of economic exposure to a particular industry. To the extent that a Fund obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.

     The Funds interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction No. 4 above to permit the Funds, subject to each Fund's investment objectives and general investment policies (as stated in the Prospectuses and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.

     The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Funds, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. Pursuant to an exemptive order issued by the SEC on November 19, 2001, the Funds may enter into transactions among themselves with respect to the investment of daily cash balances of the Funds in shares of the money market and/or short-term bond funds, as well as the use of daily excess cash balances of the money market and/or short-term bond funds in inter-fund lending transactions with the other Funds for temporary cash management purposes. The interest paid by a Fund in such an arrangement will be less than that otherwise payable for an overnight loan, and will be in excess of the overnight rate the money market and/or short-term bond funds could otherwise earn as lender in such a transaction.

Non-Fundamental Operating Policies Relating to the Sale of Shares of the Total Return Fund in Japan

     In connection with an offering of Administrative Class shares of the Total Return Fund in Japan, the Trust has adopted the following non-fundamental operating policies (which may be changed without shareholder approval) with respect to the Total Return Fund. Non-fundamental policies numbered (1) through
(8) will remain in effect only so long as (i) they are required in accordance with standards of the Japanese Securities Dealers Association and (ii) shares of the Total Return Fund are being offered in Japan.

(1) The Trust will not sell shares of the Total Return Fund in Japan except through PA Distributors LLC.

(2) The Trust has appointed, and will maintain the appointment of, a bank or trust company as the place for safe-keeping of its assets in connection with the Total Return Fund.

(3) The Tokyo District Court shall have the jurisdiction over any and all litigation related to transactions in any class of shares of the Total Return Fund acquired by Japanese investors as required by Article 26, Item 4 of the Rules Concerning Transactions of Foreign Securities of the Japan Securities Dealers Association.

(4) The Total Return Fund may not make short sales of securities or maintain a short position for the account of the Fund unless the total current value of the securities being the subject of the short sales or the short position is equal to or less than the net asset value of the Total Return Fund.

(5) The Total Return Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, except for extraordinary or emergency purposes, such as in the case of a merger, amalgamation or the like.

(6) The Total Return Fund may not acquire more than 50% of the outstanding voting securities of any issuer, if aggregated with the portion of holding in such securities by any and all other mutual funds managed by Pacific Investment Management Company LLC.

(7) The Total Return Fund may not invest more than 15% of its total assets in voting securities privately placed, mortgage securities or unlisted voting securities which cannot be readily disposed of. This restriction shall not be applicable to securities determined by Pacific Investment Management Company LLC to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable.

(8) None of the portfolio securities of the Total Return Fund may be purchased from or sold or loaned to any Trustee of the Trust, Pacific Investment Management Company LLC, acting as investment advisor of the Trust, or any affiliate thereof or any of their directors, officers or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Pacific Investment Management Company LLC, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or
     (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

(9) For as long as the Total Return Fund offers its shares for sale in Japan, it shall not invest in any stock or equities, and it shall manage its entrusted assets with the purpose of investing in public and company bonds consistent with qualifying as a "public and company bond investment trust" under the Income Tax Law of Japan.

     All percentage limitations on investments described in the restrictions relating to the sale of shares in Japan will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If any violation of the foregoing investment restrictions occurs, the Trust will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Trust and the only remedy in respect of the violation.

     If any of the foregoing standards shall, at any time when shares of the Total Return Fund are being offered for subscription by the Trust in Japan or thereafter, no longer be required in accordance with the standards of the Japanese Securities Dealers Association, then such standards shall no longer apply.

     While the Total Return Fund will invest its assets in a manner intended to result in its treatment as a "public and company bond investment trust" for Japanese tax purposes, in the event that this result is not obtained, the Fund and its shareholders could be adversely affected, Japanese individual investors may be subject to capital gains taxes upon redemptions of the Fund's shares, and Japanese shareholders may not be able to credit U.S. withholding taxes on income from the Fund against Japanese withholding taxes on income from the Fund. Any such tax obligations incurred by Japanese investors are obligations of the Fund's Japanese shareholders, and not of the Fund or its trustees, officers or non-Japanese investors.

                             MANAGEMENT OF THE TRUST

Trustees and Officers

     The business of the Trust is managed under the direction of the Trust's Board of Trustees. Subject to the provisions of the Trust's Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust's officers.

     The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Drive, Newport Beach, CA 92660.

Trustees of the Trust

                         Term of                                                   Number of
                         Office and                                                Funds in
                         Length of                                                 Fund Complex
Name, Age and Position   Time         Principal Occupation(s) During Past 5        Overseen by    Other Directorships
Held with Trust*         Served /+/   Years                                        Trustee**      Held by Trustee
------------------------------------------------------------------------------------------------------------------------
Interested Trustees/1/

Brent R. Harris          02/1992 to    Managing Director, PIMCO; Chairman and           79        None
(44)                     present       Director, PIMCO Commercial Mortgage
                                       Securities Trust, Inc.; Chairman and
Chairman of the Board                  Trustee, PIMCO Variable Insurance Trust;
and Trustee                            Chairman, Director and President, PIMCO
                                       Strategic Global Government Fund, Inc.;
                                       Director, PIMCO

----------

<F1>
*    As of June 30, 2004.
<F2>
**   As of June 30, 2004.
<F3>
/+/  Trustees serve until their successors are duly elected and qualified.
<F4>
/1/ Mr. Harris and Mr. Burns are "interested persons" of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

                         Term of                                                   Number of
                         Office and                                                Funds in
                         Length of                                                 Fund Complex
Name, Age and Position   Time         Principal Occupation(s) During Past 5        Overseen by    Other Directorships
Held with Trust*         Served /+/   Years                                        Trustee        Held by Trustee
------------------------------------------------------------------------------------------------------------------------
                                       Luxembourg S.A.; and Board of Governors
                                       and Executive Committee, Investment
                                       Company Institute.

R. Wesley Burns (44)     07/1987 to    Director, PIMCO.  President and Director,        78        None
                         present       PIMCO Commercial Mortgage Securities
President and Trustee    (since        Trust, Inc.; President and Trustee, PIMCO
                         11/1997 as    Variable Insurance Trust; Senior Vice
                         Trustee)      President, PIMCO Strategic Global
                                       Government Fund, Inc.; Director, PIMCO
                                       Funds: Global Investors Series plc and
                                       Director, PIMCO Global Advisors (Ireland)
                                       Limited.  Formerly, Managing Director,
                                       PIMCO and Executive Vice President, PIMCO
                                       Funds: Multi-Manager Series.

Independent Trustees

E. Philip Cannon (63)    03/2000 to    Proprietor, Cannon & Company (a private          109       None
                         present       private equity investment firm);
Trustee                                President, Houston Zoo; Director, PIMCO
                                       Commercial Mortgage Securities Trust,
                                       Inc.; Trustee, PIMCO Variable Insurance
                                       Trust; and Trustee, PIMCO Funds:
                                       Multi-Manager Series.  Formerly,
                                       Headmaster, St. John's School, Houston,
                                       Texas.

                          Term of                                                   Number of
                          Office and                                                Funds in
                          Length of                                                 Fund Complex
Name, Age and Position    Time          Principal Occupation(s) During Past 5       Overseen by    Other Directorships
Held with Trust*          Served /+/    Years                                       Trustee        Held by Trustee
-------------------------------------------------------------------------------------------------------------------------
Vern O. Curtis            02/1995 to    Private Investor; Director, PIMCO                78        Director, PS Business
(70)                      present       Commercial Mortgage Securities Trust,                      Parks, Inc., (a Real
                                        Inc.; and Trustee, PIMCO Variable                          Estate Investment
Trustee                                 Insurance Trust.                                           Trust); and Director,
                                                                                                   Fresh Choice, Inc.
                                                                                                   (restaurant company).

J. Michael Hagan (64)     03/2000 to    Private Investor and Business                    78        Director, Ameron
                          present       Consultant; Director, PIMCO Commercial                     International
Trustee                                 Mortgage Securities Trust, Inc.; Trustee,                  (manufacturing); and
                                        PIMCO Variable Insurance Trust; and                        Director, Fleetwood
                                        Director Freedom Communications;                           Enterprises
                                        Director, Remedy Temp (staffing).                          (manufacturer of
                                        Formerly, Director, Saint Gobain                            housing and
                                        Corporation (manufacturing); and Chairman                  recreational
                                        and CEO, Furon Company (manufacturing).                    vehicles).

William J. Popejoy (66)   07/1993 to    Managing Director, Pacific Capital               78        Director, New Century
                          02/1995 and   Investors; Director, PIMCO Commercial                      Financial Corporation
Trustee                   08/1995 to    Mortgage Securities Trust, Inc.; and                       (mortgage banking)
                          present       Trustee, PIMCO Variable Insurance Trust.
                                        Formerly, Director, Commonwealth Energy
                                        Corporation.

Executive Officers


Name, Age and Position Held with   Term of Office and Length of
Trust                              Time Served                    Principal Occupation(s) During Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
Mohan V. Phansalkar                8/2003 to present              Managing Director, PIMCO.  Formerly, Executive Vice
(40)                                                              President, PIMCO.
Chief Legal Officer

Jennifer E. Durham                 5/2004 to present              Vice President, PIMCO.  Formerly, Legal/Compliance
(33)                                                              Manager, PIMCO; and Compliance Examiner and Staff
Chief Compliance Officer                                          Accountant in the Investment Company/Investment Adviser
                                                                  examinations branch U.S. Securities Exchange Commission,
                                                                  Pacific Regional Office.

William H. Gross                   04/1987 to present             Managing Director and Chief Investment Officer, PIMCO.
(60)
Senior Vice President

Name, Age and Position Held with   Term of Office and Length of
Trust                              Time Served                    Principal Occupation(s) During Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
Jeffrey M. Sargent                 02/1993 to present (since      Executive Vice President, PIMCO.  Formerly, Senior Vice
(41)                               02/1999 as Senior Vice         President and Vice President, PIMCO.
Senior Vice President              President)

William S. Thompson, Jr.           11/1993 to present (since      Managing Director and Chief Executive Officer, PIMCO.
(58)                               02/2003 as Senior Vice
Senior Vice President              President)

Henrik P. Larsen                   02/1999 to present             Vice President, PIMCO.  Formerly, Manager, PIMCO.
(34)
Vice President

Name, Age and Position Held with   Term of Office and Length of
Trust                              Time Served                    Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------
Michael J. Willemsen                11/1988 to present (since     Vice President, PIMCO.  Formerly, Manager, PIMCO.
(44)                                02/2002 as Vice President)
Vice President

Garlin G. Flynn                     08/1995 to present            Specialist, PIMCO.
(58)
Secretary

John P. Hardaway                    08/1990 to present            Executive Vice President, PIMCO.  Formerly, Senior Vice
(47)                                                              President and Vice President, PIMCO.
Treasurer

Stacie Anctil                       11/2003 to present            Specialist, PIMCO. Formerly, Sales Associate, ESIS and
(34)                                                              Sales Manager, FT Interactive Data.
Assistant Treasurer

Erik C. Brown                       02/2001 to present            Vice President, PIMCO.  Formerly, Senior Tax Manager,
(36)                                                              Deloitte and Touche LLP and Tax Manager,
Assistant Treasurer                                               PricewaterhouseCoopers LLP.



     Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2003.



----------------------------------------------------------------------------------------------------------

                                                                         Aggregate Dollar Range of Equity
                                                                       Securities in All Funds Overseen by
                                Dollar Range of Equity Securities in     Trustee or Nominee in Family of
 Name of Trustee or Nominee                  the Trust                         Investment Companies
----------------------------------------------------------------------------------------------------------
R. Wesley Burns                            Over $100,000                           Over $100,000
----------------------------------------------------------------------------------------------------------
E. Philip Cannon                           Over $100,000                           Over $100,000
----------------------------------------------------------------------------------------------------------
Vern O. Curtis                             Over $100,000                           Over $100,000
----------------------------------------------------------------------------------------------------------
J. Michael Hagan                           Over $100,000                           Over $100,000
----------------------------------------------------------------------------------------------------------
Brent R. Harris                            Over $100,000                           Over $100,000
----------------------------------------------------------------------------------------------------------
William J. Popejoy                              None                                    None
----------------------------------------------------------------------------------------------------------

     No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each independent Trustee's (and his or her immediate family members') share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2003.



------------------------------------------------------------------------------------------------
                     Name of Owners and
Name of Trustee or    Relationships to                                   Value of     Percent of
    Nominee          Trustee or Nominee    Company    Title of Class    Securities      Class
------------------------------------------------------------------------------------------------
E. Philip Cannon           None             None           None            None          None
------------------------------------------------------------------------------------------------
Vern O. Curtis             None             None           None            None          None
------------------------------------------------------------------------------------------------
J. Michael Hagan           None             None           None            None          None
------------------------------------------------------------------------------------------------
William J. Popejoy         None             None           None            None          None
------------------------------------------------------------------------------------------------

     No independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

..  the Funds;

..  an officer of the Funds;

.. an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

.. an officer or an investment company, or a person that would by an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

..  the investment adviser or principal underwriter of the Funds;

..  an officer of the investment adviser or principal underwriter of the Funds;

.. a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds; or

.. an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

Standing Committees


     The Trust has a standing Audit Committee that consists of all of the independent Trustees (Messrs. Cannon, Curtis, Hagan and Popejoy). The Audit Committee reviews both the audit and non-audit work of the Trust's independent public accountant, submits a recommendation to the Board as to the selection of an independent public accountant, and reviews generally the maintenance of the Trust's records and the safekeeping arrangement of the Trust's custodian. During the fiscal year ended March 31, 2004, the Audit Committee met four times. Each member of the Audit Committee attended 100% of such meetings during the period in which he or she was a member of the Audit Committee.



     The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust's valuation policies, when the Board is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee currently consists of all of the Trust's Board members. During the fiscal year ended March 31, 2004, there were no meetings of the Valuation Committee.

     The Trust also has a Nominating Committee, composed of independent Trustees (Messrs. Cannon, Curtis, Hagan and Popejoy), that is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. The Nominating Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. During the fiscal year ended March 31, 2004, there was one meeting of the Nominating Committee.


Compensation Table

     The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended March 31, 2004.


                                                 Total Compensation
                                 Aggregate        from Trust and
                               Compensation      Fund Complex Paid
Name and Position              from Trust/1/       to Trustees/2/
----------------------------  --------------     ------------------
E. Philip Cannon,  Trustee    $       79,512/3/  $          230,069/4/
Vern O. Curtis,  Trustee      $       77,212     $           99,652
J. Michael Hagan,  Trustee    $       74,000     $           95,250
William J. Popejoy,  Trustee  $       74,000     $           95,250



     1    Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $60,000 plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $1,500. For the fiscal year ended March 31, 2004, the unaffiliated Trustees as a group received compensation in the amount of $386,724. Note: Guilford C. Babcock and Thomas P. Kemp served as unaffiliated Trustees until their retirement on June 30, 2003. For the fiscal year ended March 31, 2004, Mr. Babcock and Mr. Kemp each received compensation in the amounts of $36,000 and $46,000, respectively.



     2    Each Trustee also serves as a Director of PIMCO Commercial Mortgage
Securities Trust, Inc., a registered closed-end management investment company, and as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company. For their services to PIMCO Commercial Mortgage Securities Trust, Inc., the Directors listed above received an annual retainer of $6,000 plus $1,000 for each Board of Directors meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Director serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $500. For the fiscal year ended December 31, 2003, the unaffiliated Directors as a group received compensation in the amount of $40,961.



     The Trustees listed above, for their services as Trustees of PIMCO Variable Insurance Trust, receive an annual retainer of $4,000 plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $500. For the fiscal year ended December 31, 2003, the unaffiliated Trustees as a group received compensation in the amount of $41,961.


      3    The Trust, PIMCO Commercial Mortgage Securities Trust, Inc., and
PIMCO Variable Insurance Trust have adopted a deferred compensation plan. For fiscal year ended December 31, 2003, Mr. Cannon elected to have $10,000 and $10,250 in compensation deferred from the PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Variable Insurance Trust, respectively. For fiscal year ended March 31, 2004, Mr. Cannon elected to have $74,000 in compensation from the Trust deferred.


      4    Mr. Cannon also serves as a Trustee of PIMCO Funds: Multi-Manager
Series which has adopted a deferred compensation plan. For the fiscal year ended December 31, 2003, Mr. Cannon elected to have $107,224 in compensation from that Trust deferred.


Investment Adviser

     Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, serves as investment adviser to the Funds pursuant to an investment advisory contract ("Advisory Contract") between PIMCO and the Trust. PIMCO is a majority owned subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM LP") with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. ADAM LP was organized as a limited-partnership under Delaware law in 1987. ADAM LP's sole general partner is Allianz - PacLife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with three members, ADAM U.S. Holding LLC, the managing member, which is a Delaware limited liability company, Pacific Life Insurance Company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC's sole member is Allianz Dresdner Asset Management of America LLC, a Delaware limited liability company. Allianz Dresdner Asset Management of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Dresdner Asset Management of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz Dresdner Asset Management of America Holding Inc. is a wholly-owned subsidiary of Allianz Dresdner Asset Management Aktiengesellschaft, which is wholly-owned by Allianz Aktiengesellschaft ("Allianz AG"). Allianz of America, Inc. is wholly-owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz AG indirectly owns a controlling interest in ADAM LP. Allianz AG is a European-based, multi-national insurance and financial services holding company. Pacific Life Insurance Company owns an indirect minority equity interest in ADAM LP and is a California based insurance company.

     PIMCO has engaged Research Affiliates, LLC ("Research Affiliates"), a California limited liability company, to serve as asset allocation sub-adviser to the All Asset Fund and All Asset All Authority Fund pursuant to an asset allocation sub-advisory agreement ("Asset Allocation Agreement"). Research Affiliates was organized in March 2002 and is located at 800 E. Colorado Blvd., 9th Floor, Pasadena, CA 91101.


     PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. PIMCO had approximately $392 billion of assets under management as of June 30, 2004.


     Allianz AG is a European based insurance and financial services holding company and a publicly traded German company. As of December 31, 2003, the Allianz Group (including PIMCO) had assets under management of more than (pound)996 billion.


     Significant institutional shareholders of Allianz AG currently include Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re"). This entity as well as certain broker-dealers that might be controlled by or affiliated with Allianz AG (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Absent an SEC exemption or other relief, the Funds generally are precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above materially adversely affect its ability to provide services to the Funds, the Funds' ability to take advantage of market opportunities, or the Funds' overall performance.

Advisory Agreement

     PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust's investments directly with the issuers or with brokers or dealers selected by it in its discretion. See "Portfolio Transactions." PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

     Under the terms of the Advisory Contract, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.


     Following the expiration of the two year period commencing with the effectiveness of the Advisory Contract, it will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days' written notice by either party to the contract and will terminate automatically if assigned.

     Continuation of the Advisory Contract was last approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties ("Independent Trustees"), at a meeting held on August 19, 2003. In determining whether to continue the Advisory Contract, the Trustees considered the fees and expenses paid by the Funds and by comparable funds, the costs of providing these services, and the profitability of PIMCO's relationship with the Funds. The Trustees also considered the nature and quality of services provided under the Advisory Contract, and the investment performance of the Funds on an absolute basis, and relative to the performance of comparable funds. The Trustees also considered the terms of the Trust's Administration Agreement and the fees paid and services provided to the Funds under their "unified fee" structure. In addition, the Trustees considered the relationships among PIMCO, Allianz AG, and their affiliates, including any collateral benefits received by PIMCO or its affiliates due to PIMCO's relationship with the Funds. The Trustees also considered PIMCO's representations concerning its staffing, capabilities and methodologies applied in managing the Funds, including the importance of retention of personnel with relevant portfolio management experience. Upon completion of the Board's review and discussion, the Trustees concluded that the investment advisory fees payable to PIMCO under the Advisory Contract are fair and reasonable in light of the services provided to the Funds, and approved the continuation of the Advisory Contract between the Trust and PIMCO for one year.

     PIMCO employs Research Affiliates to provide asset allocation services to the All Asset Fund and All Asset All Authority Fund pursuant to separate Asset Allocation Agreements. Under each Asset Allocation Agreement, last approved by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on August 19, 2003, Research Affiliates is responsible for the management of the Funds and determining how the assets of the Funds are allocated and reallocated from time to time among the Underlying Funds. For services provided to the All Asset Fund and All Asset All Authority Fund, PIMCO (not the Trust) pays fees to Research Affiliates at annual rates of 0.20% and 0.25%, respectively, of the average daily net assets of each Fund. Each Fund also indirectly pays a proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which the Fund invests. Research Affiliates is not compensated directly by the All Asset Fund or All Asset All Authority Fund.


     Under the terms of the Asset Allocation Agreements, Research Affiliates is obligated to manage the All Asset and All Asset All Authority Funds in accordance with applicable laws and regulations. Each Asset Allocation Agreement will continue in effect with respect to the All Asset Fund and the All Asset All Authority Funds, respectively, for two years from its effective date, and thereafter on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. Each Asset Allocation Agreement may be terminated without penalty by vote of the Trustees or its shareholders, or by PIMCO, on 60 days' written notice by either party to the contract and will terminate automatically if assigned. If Research Affiliates ceases to manage the portfolio of either Fund, PIMCO will either assume full responsibility for the management of that Fund, or retain a new asset allocation sub-adviser, subject to the approval of the Trustees and, if required, the Fund's shareholders.

     PIMCO receives a monthly investment advisory fee from each Fund at an annual rate based on average daily net assets of the Funds as follows:

                                                           Advisory
Fund                                                       Fee Rate
-------------------------------------------------------    --------
Liquid Assets Fund                                             0.10%
Money Market Fund                                              0.15%
All Asset and Short Duration Municipal Income Funds            0.20%
Floating Income Fund                                           0.30%
Commercial Mortgage Securities, Convertible, Real
  Return Asset and StocksPLUS Funds                            0.40%
StocksPLUS Municipal-Backed Fund                               0.44%
Diversified Income and Emerging Markets Bond Funds             0.45%
CommodityRealReturn Strategy, RealEstateRealReturn
  Strategy, StocksPLUS TR Short Strategy and StocksPLUS
  Total Return Funds                                           0.49%
European Convertible Fund                                      0.50%
European StocksPLUS TR Strategy, Far East (ex-Japan)
  StocksPLUS TR Strategy, International StocksPLUS TR
  Strategy and Japanese StocksPLUS TR Strategy Funds           0.55%
All other Funds                                                0.25%


     For the fiscal years ended March 31, 2004, 2003 and 2002, the aggregate amount of the advisory fees paid by each operational Fund was as follows:


                                                 Year Ended     Year Ended     Year Ended
Fund                                               3/31/04       3/31/03        3/31/02
-------------------------------------------     ------------   ------------   ------------
All Asset Fund                                     1,456,140         53,124            N/A
All Asset All Authority Fund                          18,702            N/A            N/A
California Intermediate Municipal Bond Fund          342,583        374,702        245,724
California Municipal Bond Fund                        40,388         40,417         38,652
CommodityRealReturn Strategy Fund                  4,825,097        176,335            N/A
Convertible Fund                                      68,805        105,967        177,766
Diversified Income Fund                              879,294            N/A            N/A
Emerging Markets Bond Fund                         4,888,068      1,554,522        475,043
European Convertible Fund                            235,690         24,176         25,385
European StocksPLUS TR Strategy Fund                  11,909            N/A            N/A
Far East (ex-Japan) StocksPLUS TR Strategy
  Fund                                                10,823            N/A            N/A
Foreign Bond Fund (U.S. Dollar-Hedged)             3,776,076      2,624,791      1,833,823
Global Bond Fund (Unhedged)                        1,539,023      1,008,664        799,652
Global Bond Fund (U.S. Dollar-Hedged)                420,044        249,874        197,770
GNMA Fund                                            837,527        537,840        117,225
High Yield Fund                                   18,495,459     10,590,729      7,996,501
International StocksPLUS TR Strategy Fund             36,804            N/A            N/A
Japanese StocksPLUS TR Strategy Fund                   7,450            N/A            N/A
Investment Grade Corporate Bond Fund                  74,590         63,778         14,792
Long-Term U.S. Government Fund                     2,021,216      1,873,831      1,320,155
Low Duration Fund                                 34,933,469     21,105,390     13,116,919
Low Duration Fund II                               1,489,174      1,092,814      1,177,684
Low Duration Fund III                                185,805        130,019        122,127
Moderate Duration Fund                             3,434,486      2,188,970      1,627,129
Money Market Fund                                    663,329        580,550        541,950
Municipal Bond Fund                                  951,261        803,095        272,823
New York Municipal Bond Fund                          48,537         25,189         12,643
Real Return Asset Fund                               821,858        151,562         31,567
Real Return Fund                                  21,123,119     14,082,155      5,064,008
Real Return Fund II                                   97,861         44,914          3,371
RealEstateRealReturn Strategy Fund                   235,475            N/A            N/A
Short-Duration Municipal Income Fund                 821,739        369,566         31,171
Short-Term Fund                                   10,760,536      7,487,012      3,548,056
StocksPLUS Fund                                    5,012,383      3,207,673      3,938,464
StocksPLUS TR Short Strategy Fund                     10,248            N/A            N/A
StocksPLUS Total Return Fund                         528,496         11,056            N/A
Total Return Fund                                185,286,598    158,776,873     18,913,898
Total Return Fund II                               5,957,093      5,152,176      4,368,499
Total Return Fund III                              2,870,792      2,321,409      2,130,614
Total Return Mortgage Fund                           703,730        453,198        119,995


Proxy Voting Policies and Procedures

     PIMCO has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of the Funds, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

     The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

     PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and the Funds. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of the Funds. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the Funds' best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the Board; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting to the Board that the Fund engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

     Information about how the Fund voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 will be available no later than August 31, 2004 without charge, upon request, by calling the Trust at 1-800-927-4648 and on the SEC's website at http://www.sec.gov.

     Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Funds are available by calling the Trust at 1-800-927-4648 and on the SEC's website at http://www.sec.gov.

Fund Administrator

     PIMCO also serves as Administrator to the Funds pursuant to an administration agreement (the "Administration Agreement") with the Trust. PIMCO provides the Funds with certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Administration Agreement, on terms agreed between PIMCO and such affiliates. The administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds' transfer agent, custodian, legal counsel, independent accountants, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of Prospectuses and shareholder reports for current shareholders. PIMCO has contractually agreed to provide these services, and to bear these expenses, at the following rates for each Fund (each expressed as a percentage of the Fund's average daily net assets attributable to its classes of shares on an annual basis):




                                                       Administrative Fee Rate
                                                    -------------------------------
                                 Institutional
                                     and
                                 Administrative     Advisor   Class A,                 Class
 Fund                                Class           Class    B and C       Class D*  J and K   Class R
----------------------------     --------------     -------   --------      -------   -------   -------
All Asset and All Asset All
 Authority Funds                           0.05%       0.15%      0.45%        0.70%      N/A       N/A
California Intermediate
 Municipal Bond, California
 Municipal Bond and New
 York Municipal Bond Funds                 0.22%       0.32%      0.40%        0.60%     0.25%      N/A
CommodityRealReturn
 Strategy Fund                             0.25%       0.35%      0.50%        0.75%      N/A      0.50%
Convertible Fund                           0.25%       0.35%       N/A          N/A      0.25%     0.40%
Diversified Income Fund                    0.30%       0.30%      0.50%        0.50%      N/A      0.50%
Emerging Markets Bond Fund                 0.40%       0.50%      0.55%        0.80%     0.30%     0.55%
European StocksPLUS TR
 Strategy Fund                             0.30%       0.40%      0.45%        0.70%      N/A       N/A
Far East (ex-Japan)
 StocksPLUS TR Strategy Fund               0.30%       0.40%      0.45%        0.70%      N/A       N/A
Floating Income Fund                        0.25%       0.35%      0.40%        0.40%      N/A      0.40%
Foreign Bond Fund (Unhedged)               0.25%        N/A       0.45%        0.70%      N/A      0.45%
Foreign Bond Fund
 (U.S. Dollar-Hedged)                      0.25%       0.35%      0.45%        0.70%     0.25%     0.45%
Global Bond Fund (Unhedged)                0.30%       0.40%      0.45%        0.70%     0.30%      N/A
Global Bond
 (U.S. Dollar-Hedged) Fund                 0.30%       0.40%      0.45%        0.70%     0.30%     0.45%
GNMA Fund                                  0.25%       0.35%      0.40%        0.65%     0.25%     0.40%
International StocksPLUS
 TR Strategy Fund                          0.30%       0.40%      0.55%        0.80%      N/A       N/A
Investment Grade
Corporate Bond Fund                        0.25%       0.35%      0.40%        0.65%     0.25%      N/A
Japanese StocksPLUS
 TR Strategy Fund                          0.30%       0.40%      0.45%        0.70%      N/A       N/A
Liquid Assets Fund                         0.05%        N/A        N/A          N/A       N/A       N/A
Low Duration and
Total Return Funds                         0.18%       0.20%      0.40%        0.50%     0.25%     0.40%
Moderate Duration Fund                     0.20%       0.30%      0.40%        0.65%     0.25%      N/A
Money Market Fund                          0.20%       0.30%      0.40%        0.45%     0.25%     0.40%
Municipal Bond Fund                        0.24%       0.30%      0.40%        0.60%     0.25%      N/A
Real Return Fund                           0.20%       0.30%      0.40%        0.65%     0.25%     0.40%
Real Return Fund II                        0.20%       0.30%      0.40%        0.65%      N/A       N/A
Real Return Asset Fund                     0.25%       0.35%      0.40%        0.65%      N/A       N/A
RealEstateRealReturn
 Strategy Fund                             0.25%       0.40%      0.50%        0.75%      N/A       N/A
Short Duration Municipal
 Income Fund                               0.19%       0.29%      0.40%        0.60%     0.25%      N/A
Short-Term Fund                            0.20%       0.20%      0.40%        0.50%     0.25%     0.40%
StocksPLUS Municipal-Backed
 Fund                                      0.25%       0.40%      0.50%        0.75%      N/A       N/A
StocksPLUS Short Strategy Fund             0.25%       0.40%      0.45%        0.70%      N/A       N/A
StocksPLUS Total Return Fund               0.25%       0.35%      0.45%        0.70%      N/A       N/A
All other Funds                            0.25%       0.35%      0.40%        0.65%     0.25%     0.40%

----------
* As described below, the Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

     Class-specific expenses include distribution and service fees payable with respect to different classes of shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust's Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

     The Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust, Fund, or Class as applicable, at any time on 60 days' written notice. Following the expiration of the one-year period commencing with the effectiveness of the Administration Agreement, it may be terminated by PIMCO, also on 60 days' written notice.

     The All Asset and All Asset All Authority Funds indirectly pay a proportionate share of the administrative fees paid to PIMCO by the Underlying Funds in which each Fund invests.

     The Administration Agreement is subject to annual approval by the Board, including a majority of the Trust's Independent Trustees (as that term is defined in the 1940 Act). The current Administration Agreement, dated May 5, 2000, as supplemented from time to time, was last approved by the Board of Trustees, including all of the Independent Trustees at a meeting held on August 20, 2002. In approving the Administration Agreement, the Trustees determined that: (1) the Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     For the fiscal years ended March 31, 2004, 2003 and 2002, the aggregate amount of the administrative fees paid by each operational Fund was as follows:


                                                    Year Ended    Year Ended    Year Ended
Fund                                                  3/31/04       3/31/03       3/31/02
------------------------------------------------   -----------   -----------   -----------
All Asset Fund                                       1,232,011        13,781           N/A
All Asset All Authority Fund                             3,940           N/A           N/A
California Intermediate Municipal Bond Fund            403,149       401,332       253,580
California Municipal Bond Fund                          44,858        42,338        39,181
CommodityRealReturn Strategy Fund                    3,740,684       101,238           N/A
Convertible Fund                                        43,003        85,736       146,125
Diversified Income Fund                                617,574           N/A           N/A
Emerging Markets Bond Fund                           5,090,421     1,547,755       445,517
European Convertible Fund                              117,845        11,593        12,707
European StocksPLUS TR Strategy Fund                     6,496           N/A           N/A
Far East (ex-Japan) StocksPLUS TR Strategy Fund          5,904           N/A           N/A
Foreign Bond Fund (U.S. Dollar-Hedged)               4,920,637     3,341,802     2,252,160
Global Bond Fund (Unhedged)                          1,846,774     1,210,057       959,541
Global Bond Fund (U.S. Dollar-Hedged)                  594,791       346,704       261,251
GNMA Fund                                            1,173,967       878,084       172,922
High Yield Fund                                     23,769,251    13,292,594     9,812,572
International StocksPLUS TR Strategy Fund               20,527           N/A           N/A
Japanese StocksPLUS TR Strategy Fund                     4,063           N/A           N/A
Investment Grade Corporate Bond Fund                    74,590        63,778        14,792
Long-Term U.S. Government Fund                       2,476,311     2,312,484     1,632,901
Low Duration Fund                                   34,518,978    20,946,408    11,333,576
Low Duration Fund II                                 1,489,174     1,092,814     1,177,684
Low Duration Fund III                                  185,805       130,019       122,423
Moderate Duration Fund                               2,746,789     1,751,176     1,301,704
Money Market Fund                                    1,402,259     1,200,841     1,012,402
Municipal Bond Fund                                  1,250,178       990,873       339,822
New York Municipal Bond Fund                            71,842        32,917        13,247
Real Return Asset Fund                                 513,661        87,786        15,887
Real Return Fund                                    27,588,880    18,200,673     6,326,433
Real Return Fund II                                     78,289        35,931         2,697
RealEstateRealReturn Strategy Fund                     125,028           N/A           N/A
Short-Duration Municipal Income Fund                 1,446,264       583,958        29,651
Short-Term Fund                                     11,488,431     7,961,958     3,679,902
StocksPLUS Fund                                      3,709,188     2,557,737     3,256,936
StocksPLUS TR Short Strategy Fund                        6,318           N/A           N/A
StocksPLUS Total Return Fund                           307,397         5,641           N/A
Total Return Fund                                  165,810,508   140,013,873   100,611,284
Total Return Fund II                                 5,957,093     5,152,176     4,379,226
Total Return Fund III                                2,870,793     2,321,409     2,130,813
Total Return Mortgage Fund                           1,003,774       654,566       158,102

     Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to Class D shares purchase through such firms). The Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to 0.25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services. See "Distribution of Trust Shares - Plan for Class D Shares."

                          DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

     PA Distributors LLC (the "Distributor") serves as the principal underwriter of each class of the Trust's shares pursuant to a distribution contract ("Distribution Contract") with the Trust which is subject to annual approval by the Board. The Distributor is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

     The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the Distribution Contract, the Administration Agreement or the Distribution and/or Servicing Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trust offers ten classes of shares: Class A, Class B, Class C, Class D, Class J, Class K, Class R, the Institutional Class, the Administrative Class, and the Advisor Class.

     Class A, Class B and Class C shares of the Trust are offered through firms ("participating brokers") which are members of the NASD, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

     Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisors, with which the Distributor has an agreement for the use of PIMCO Funds: Pacific Investment Management Series in particular investment products, programs or accounts for which a fee may be charged.

     Class J and Class K shares are offered only to non-U.S. investors outside the United States. Class J and Class K shares are offered through foreign broker dealers, banks and other financial institutions and are offered to non-U.S. investors as well as through various non-U.S. investment products, programs or accounts for which a fee may be charged by investment intermediaries in addition to those described in the Prospectuses and SAI.

     Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other accounts whereby the plan or the plan's financial service firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs (collectively, "retirement plans"). In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm). Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through the PIMCO CollegeAccess 529 Plan. Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by retirement plan accounts and their plan participants, for which fees or expenses may be charged in addition to those described in the Prospectus and SAI.

     Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customer's investment in the Funds.) Administrative Class shares are offered primarily through employee benefit plans alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

     Advisor Class shares are offered primarily through broker-dealers and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Advisor Class shareholders.

     The Trust has adopted a Fourth Amended and Restated Multi-Class Plan ("Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charge and Contingent Deferred Sales Charge

     As described in the Class A, B and C Prospectus under the caption "Investment Options (Class A, B and C Shares)," Class A shares of the Trust (except with respect to the Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. For the fiscal years ended March 31, 2004, March 31, 2003 and March 31, 2002, the Distributor received an aggregate of $45,401,929, $46,236,209 and $22,855,033, respectively, and retained $6,209,385, $6,024,796 and $3,066,255, respectively, in initial sales charges paid by Class A shareholders of the Trust.


     As described in the Class A, B and C Prospectus under the caption "Investment Options (Class A, B and C Shares)," a contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Class R, Institutional Class, Advisor Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a fund-by-fund basis, shareholders should consider whether to exchange shares of one fund for shares of another fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemptions.

     During the fiscal years ended March 31, 2004, March 31, 2003 and March 31, 2002, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:


                   Year Ended     Year Ended     Year Ended
                     3/31/04        3/31/03        3/31/02
                  ------------   ------------   ------------
Class A           $  1,490,403   $  1,347,854   $    801,591
Class B             16,776,575     13,158,086      6,489,465
Class C              4,082,458      3,475,948      1,185,520

     In certain cases described in the Class A, B and C Prospectus, the contingent deferred sales charge is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Trust's sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived, (ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

Distribution and Servicing Plans for Class A, Class B, Class C and Class R
Shares

     As stated in the text of the Class A, B and C Prospectus under the caption "Management of the Trust--Distribution and Servicing (12b-1) Plans," and in the Class R Prospectus under the caption "How to Buy and Sell Shares," Class A, Class B, Class C and Class R shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

     Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the "Retail Plans"), as well as Class R shares, as described in the Class A, B and C Prospectus and the Class R Prospectus, in connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives certain distribution fees from the Trust, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, the Distributor receives certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Class A, B and C Prospectus and the Class R Prospectus, the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

     The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including retirement plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the Trust, with respect to each Fund's Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing Prospectuses to persons other than current shareholders.

     The Retail Plans were adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

     The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B, Class C or Class R shares, printing of Prospectuses and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B, Class C and Class R shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including retirement plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

     Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C or Class R shares of any Fund may indirectly support sales and servicing efforts relating to the other Funds' shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:


                                        Servicing      Distribution
Class A                                 Fee/(1)/         Fee/(1)/
===================================================================
Money Market Fund                            0.10%             N/A
-------------------------------------------------------------------
All other Funds                              0.25%             None
-------------------------------------------------------------------
Class B/(2)/
-------------------------------------------------------------------
All Funds                                    0.25%             None
-------------------------------------------------------------------
Class C - Shares purchased on or after 7/1/91/(3)/
-------------------------------------------------------------------
Money Market Fund                            0.10%             0.00%
-------------------------------------------------------------------
Short Duration Municipal Income and
Short-Term Funds                             0.25%             0.30%
-------------------------------------------------------------------
California Intermediate Municipal
Bond, California Municipal Bond, Low
Duration, New York Municipal Bond,
Real Return, Municipal Bond and
StocksPLUS Funds                             0.25%             0.50%
-------------------------------------------------------------------
CommodityRealReturn Strategy,
International StocksPLUS TR Strategy
and RealEstateRealReturn Strategy Funds      0.25%             0.75%
-------------------------------------------------------------------
All other Funds                              0.25%             0.65%

Class C - Shares purchased before 7/1/91
-------------------------------------------------------------------
Money Market Fund                            0.10%             0.00%
-------------------------------------------------------------------
All other Funds                              0.25%             None

(1) Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in a transaction which took place on January 17, 1997.

(2)  Payable only with respect to shares outstanding for one year or more.

(3) Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

     The Distributor, PIMCO and their affiliates may from time to time pay additional cash bonuses or other incentives or make other payments to selected participating brokers and other financial intermediaries in connection with the sale or servicing of Class A, Class B, Class C and Class R shares of the Funds. These payments may be significant to the payors and the payees. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specified period of time. The Distributor and PIMCO currently expect that such additional payments will not exceed 0.50% of the amount of any sale. From time to time, the Distributor, PIMCO and their affiliates may also make additional payments to one or more participating brokers and other financial intermediaries based upon factors such as the length of time the assets of such brokers' or intermediaries' clients have remained invested in the Funds and/or the amount of those assets. Incentives may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with financial intermediaries at seminars or informational meetings. The payments described in this paragraph are made from the Distributor's or PIMCO's (or their affiliates') own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund's shares or the amount a Fund will receive as proceeds from such sales.


     Additionally, the Distributor, PIMCO and their affiliates may pay, out of their own assets and at no cost to the Funds, amounts to participating brokers and other intermediaries for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name. Services performed by such financial intermediaries may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, the Distributor, PIMCO and their affiliates may pay annual per account charges that, as of the date of this Statement of Additional Information, range in the aggregate from $0 to $6 per account, although they may pay more than $6 per account. These charges may be significantly higher for arrangements in which multiple shareholders hold their shares through a single "omnibus" account held by a financial intermediary. The financial intermediary, which generally provides the services described above as well as sub-transfer agency and other services, may charge fees significantly in excess of $6 for each underlying shareholder account that holds its shares through the omnibus arrangement.

      If in any year the Distributor's expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

     Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract ("Disinterested Trustees") or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

     The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

     The Retail Plans went into effect for the Trust in January 1997 (December 2002 for Class R shares). If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Retail Plans will provide benefits to the Trust. The Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Funds, and in connection with the servicing of Class B, Class C and Class R shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class B, Class C and Class R shares.

     As compensation for services rendered and borne by the Distributor in connection with personal services rendered to Class R shareholders of the Trust and the maintenance of Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a retirement plan or its financial service firm through an omnibus account), the Trust pays the Distributor servicing fees up to the current rate of 0.25% and distribution fees up to the current rate of 0.25% (each calculated as a percentage of each Fund's average daily net assets attributable to Class R shares).

Payments Pursuant to Class A Plan


     For the fiscal years ended March 31, 2004, March 31, 2003 and March 31, 2002, the Trust paid the Distributor an aggregate of $39,737,181, $27,491,609 and $14,484,754, respectively, pursuant to the Distribution and Servicing Plan for Class A shares, of which the indicated amounts were attributable to the following Funds:



                                     Year Ended      Year Ended      Year Ended
Fund                                  03/31/04        03/31/03        03/31/02
---------------------------------   ------------    ------------    ------------
All Asset Fund                      $    230,144             N/A             N/A
California Intermediate Municipal
Bond Fund                                133,320    $    115,595    $     55,208
California Municipal Bond Fund            14,097          11,606           7,486
CommodityRealReturn Strategy Fund        505,845           6,619             n/a
Convertible Fund                               0           7,623          14,260
Diversified Income Fund                   14,791             N/A             N/A
Emerging Markets Bond Fund               457,515          89,044          10,672
European Convertible Fund                      0               9              25
Foreign Bond Fund
(U.S. Dollar-Hedged)                     597,343         392,567         243,819
Global Bond Fund
(U.S. Dollar-Hedged)                      65,836          25,838           9,781
GNMA Fund                                194,300         161,199          33,949
High Yield Fund                        3,106,839       1,530,590         876,436
International StocksPLUS TR
Strategy Fund                                 69             N/A             N/A
Long-Term U.S. Government Fund           370,369         347,359         257,041
Low Duration Fund                      5,399,239       3,474,114       1,214,265
Money Market Fund                         89,332          79,971          55,469
Municipal Bond Fund                      159,727         123,415          39,445
New York Municipal Bond Fund              36,469          17,126           3,050
Real Return Fund                       4,319,329       2,669,920         751,242
RealEstateRealReturn Strategy
Fund                                       2,159             N/A             N/A
Short-Duration Municipal Income
Fund                                     597,619         265,567             N/A
Short-Term Fund                        2,323,317       2,063,992       1,050,486
StocksPLUS Fund                          254,770         221,686         270,436
StocksPLUS Total Return Fund              21,715             N/A             N/A
Total Return Fund                     20,759,722      15,839,094       9,576,009
Total Return Mortgage Fund                83,315          48,675          15,675


     During the fiscal year ended March 31, 2004, the amounts collected pursuant to the Distribution and Servicing Plan for Class A shares were used as follows: sales commissions and other compensation to sales personnel, $30,995,002; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $8,742,179. These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:


                                                       Sales
                                                      Material
                                                     and Other
Fund                                Compensation      Expenses         Total
---------------------------------   ------------    ------------    ------------
All Asset Fund                      $    568,059    $    160,222    $    728,281
California Intermediate Municipal
Bond Fund                                 81,171          22,894         104,065
California Municipal Bond Fund             8,708           2,456          11,164
CommodityRealReturn Strategy Fund      1,550,148         437,221       1,987,369
Diversified Income Fund                   42,511          11,990          54,501
Emerging Markets Bond Fund               441,792         124,608         566,400
Foreign Bond Fund
(U.S. Dollar-Hedged)                     418,178         117,948         536,126
Global Bond Fund
(U.S. Dollar-Hedged)                      44,846          12,649          57,495
GNMA Fund                                132,864          37,475         170,339
High Yield Fund                        2,138,706         603,225       2,741,931
International StocksPLUS TR
Strategy Fund                                387             109             496
Long-Term U.S. Government Fund           236,628          66,741         303,369
Low Duration Fund                      3,587,431       1,011,839       4,599,270
Money Market Fund                        123,865          34,936         158,801
Municipal Bond Fund                      103,147          29,093         132,240
New York Municipal Bond Fund              27,929           7,877          35,806
Real Return Fund                       4,277,156       1,206,377       5,483,533
RealEstateRealReturn Strategy
Fund                                      15,561           4,389          19,950
Short-Duration Municipal Income
Fund                                     446,823         126,027         572,850
Short-Term Fund                        1,379,113         388,981       1,768,094
StocksPLUS Fund                          216,287          61,004         277,291
StocksPLUS Total Return Fund              50,769          14,319          65,088
Total Return Fund                     15,048,888       4,244,558      19,293,446
Total Return Mortgage Fund                54,035          15,241          69,276

Payments Pursuant to Class B Plan


     For the fiscal years ended March 31, 2004, March 31, 2003 and March 31, 2002, the Trust paid the Distributor an aggregate of $57,405,727, $43,398,133 and $24,524,960, respectively, pursuant to the Distribution and Servicing Plan for Class B shares, of which the indicated amounts were attributable to the following Funds:


                                     Year Ended      Year Ended      Year Ended
Fund                                   3/31/04         3/31/03         3/31/02
---------------------------------   ------------    ------------    ------------
All Asset Fund                      $    260,011             N/A             N/A
CommodityRealReturn Strategy Fund        361,164    $      5,893             N/A
Convertible Fund                               0          50,947    $     59,733
Diversified Income Fund                   11,607             N/A             N/A
Emerging Markets Bond Fund               593,101         201,751          38,985
Foreign Bond Fund
 (U.S. Dollar-Hedged)                    580,981         415,553         316,086
Global Bond Fund
 (U.S. Dollar-Hedged)                    136,061          89,854          58,059
GNMA Fund                                630,294         424,583          41,071
High Yield Fund                        7,422,473       4,575,296       3,712,799
International StocksPLUS TR
 Strategy Fund                               158             N/A             N/A
Long-Term U.S. Government Fund           988,732         948,476         643,477
Low Duration Fund                      5,875,949       3,555,084       1,305,471
Money Market Fund                        694,663         635,305         398,263
Municipal Bond Fund                      461,009         327,166         122,549
Real Return Fund                      11,344,291       6,961,748       2,113,937
RealEstateRealReturn
 Strategy Fund                             2,232             N/A             N/A
Short-Term Fund                          332,896         185,247          86,041
StocksPLUS Fund                        1,373,651       1,419,501       2,205,080
StocksPLUS Total Return Fund              30,193             N/A             N/A
Total Return Fund                     26,118,229      22,482,348      13,389,734
Total Return Mortgage Fund               188,032         119,381          33,675


     During the fiscal year ended March 31, 2004, the amounts collected pursuant to the Distribution and Servicing Plan for Class B shares were used as follows: sales commissions and other compensation to sales personnel, $44,776,467; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $12,629,260. These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:


                                                       Sales
                                                      Material
                                                     and Other
Fund                                Compensation      Expenses         Total
---------------------------------   ------------    ------------    ------------
All Asset Fund                      $    661,046    $    186,449    $    847,495
CommodityRealReturn Strategy Fund      1,098,859         309,935       1,408,794
Diversified Income Fund                   35,971          10,146          46,117
Emerging Markets Bond Fund               552,035         155,702         707,737
Foreign Bond Fund
 (U.S. Dollar-Hedged)                    418,157         117,942         536,099
Global Bond Fund
 (U.S. Dollar-Hedged)                     98,610          27,813         126,423
GNMA Fund                                419,914         118,437         538,351
High Yield Fund                        5,887,305       1,660,522       7,547,827
International StocksPLUS TR
 Strategy Fund                               605             171             776
Long-Term U.S. Government Fund           641,385         180,903         822,288
Low Duration Fund                      4,271,314       1,204,729       5,476,043
Money Market Fund                        441,384         124,493         565,877
Municipal Bond Fund                      355,106         100,158         455,264
Real Return Fund                       9,770,168       2,755,689      12,525,857
RealEstateRealReturn
 Strategy Fund                            24,875           7,016          31,891
Short-Term Fund                          249,172          70,279         319,451
StocksPLUS Fund                        1,093,542         308,435       1,401,977
StocksPLUS Total Return Fund              80,010          22,567         102,577
Total Return Fund                     18,533,493       5,227,395      23,760,888
Total Return Mortgage Fund               143,517          40,479         183,996

Payments Pursuant to Class C Plan


     For the fiscal years ended March 31, 2004, March 31, 2003 and March 31, 2002, the Trust paid the Distributor an aggregate of $77,143,706, $53,218,702 and 26,731,631 respectively, pursuant to the Distribution and Servicing Plan for Class C shares, of which the indicated amounts were attributable to the following Funds:



                                             Year Ended    Year Ended    Year Ended
Fund                                           3/31/04       3/31/03       3/31/02
-----------------------------------------   -----------   -----------   -----------
All Asset Fund                              $   757,843           N/A           N/A
CommodityRealReturn Strategy Fund             1,459,033   $     8,891           N/A
Convertible Fund                                      0        49,544   $   116,667
Diversified Income Fund                          52,640           N/A           N/A
Emerging Markets Bond Fund                    1,030,779       238,283        28,699
Foreign Bond Fund (U.S. Dollar-Hedged)        1,107,873       648,281       413,771
Global Bond Fund (U.S. Dollar-Hedged)           203,533       119,163        62,333
GNMA Fund                                       761,811       561,682        55,321
High Yield Fund                              11,276,797     5,839,859     4,243,004
International StocksPLUS TR Strategy Fund         1,135           N/A           N/A
Long-Term U.S. Government Fund                  563,748       586,444       404,818
Low Duration Fund                             9,980,610     5,931,168     1,688,011
Money Market Fund                               100,201       117,432        97,829
Municipal Bond Fund                             650,982       575,373       284,954
Real Return Fund                             12,461,941     7,910,631     2,092,955
RealEstateRealReturn Strategy Fund                5,448           N/A           N/A
Short Duration Municipal Income Fund            348,339       105,981           N/A
Short-Term Fund                               2,361,438     1,817,686       656,575
StocksPLUS Fund                               1,054,131     1,021,340     1,492,602
StocksPLUS Total Return Fund                     65,301           N/A           N/A
Total Return Fund                            32,573,821    27,458,705    15,040,655
Total Return Mortgage Fund                      326,302       228,239        53,437


     During the fiscal year ended March 31, 2004, the amounts collected pursuant to the Distribution and Servicing Plan for Class C shares were used as follows: sales commissions and other compensation to sales personnel, $60,172,091; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $16,971,615.

     These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:


                                                             Sales
                                                            Material
                                                           and Other
Fund                                        Compensation    Expenses      Total
-----------------------------------------   ------------   ---------   ----------
All Asset Fund                                 1,781,744     502,543    2,284,287
CommodityRealReturn Strategy Fund              4,212,383   1,188,108    5,400,491
Diversified Income Fund                          136,388      38,469      174,857
Emerging Markets Bond Fund                       880,536     248,356    1,128,892
Foreign Bond Fund (U.S. Dollar-Hedged)           684,524     193,071      877,595
Global Bond Fund (U.S. Dollar-Hedged)            118,633      33,461      152,094
GNMA Fund                                        387,910     109,411      497,321
High Yield Fund                                7,163,333   2,020,427    9,183,760
International StocksPLUS TR Strategy Fund          5,037       1,421        6,458
Long-Term U.S. Government Fund                   304,895      85,996      390,891
Low Duration Fund                              7,753,856   2,186,985    9,940,841
Money Market Fund                                537,500     151,603      689,103
Municipal Bond Fund                              506,509     142,862      649,371
Real Return Fund                              12,899,558   3,638,337   16,537,895
RealEstateRealReturn Strategy Fund                37,248      10,506       47,754
Short-Duration Municipal Income Fund             418,342     117,994      536,336
Short-Term Fund                                2,434,799     686,738    3,121,537
StocksPLUS Fund                                  944,647     266,439    1,211,086
StocksPLUS Total Return Fund                     142,191      40,105      182,296
Total Return Fund                             18,656,842   5,262,186   23,919,028
Total Return Mortgage Fund                       165,215      46,599      211,814


Payments Pursuant to Class R Plan


     For the fiscal years ended March 31, 2004 and March 31, 2003, the Trust paid the Distributor an aggregate of $97,132 and $784, respectively, pursuant to the Distribution and Servicing Plan for Class R shares, of which the indicated amounts were attributable to the following Funds:


                                         Year Ended   Year Ended
Fund                                       3/31/04      3/31/03
--------------------------------------   ----------   ----------
Foreign Bond Fund (U.S. Dollar-Hedged)   $      232   $       12
High Yield Fund                               2,374           12
Low Duration Fund                             8,740           12
Real Return Fund                             13,890           12
Short-Term Fund                                 156           12
StocksPLUS Fund                                 102           12
Total Return Fund                            72,138          712


     During the fiscal year ended March 31, 2004, the amounts collected pursuant to the Distribution and Servicing Plan for Class R shares were used as follows: sales commissions and other compensation to sales personnel, $76,153; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $21,480.


     These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:


                                                            Sales
                                                        Material and
                                                            Other
Fund                                     Compensation     Expenses      Total
--------------------------------------   ------------   ------------   -------
Foreign Bond Fund (U.S. Dollar-Hedged)   $        132   $         37   $   169
High Yield Fund                                 2,406            679     3,085
Low Duration Fund                               2,679            756     3,435
Real Return Fund                               14,787          4,171    18,958
Short-Term Fund                                    86             24       110
StocksPLUS Fund                                   243             69       312
Total Return Fund                              55,820         15,744    71,564

     From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Funds, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders of the Funds and the maintenance of Class A, Class B, Class C and Class R shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. Class A, Class B and Class C Distribution and Servicing Plans, which are similar to the Trust's current Plans, were in effect prior to January 17, 1997 in respect of the series of PAF that was the predecessor of the Global Bond Fund (U.S. Dollar-Hedged). As of March 31, 2004, such expenses were approximately $107,398,000 in excess of payments under the Class A Plan, $127,187,000 in excess of payments under the Class B Plan, $30,808,000 in excess of payments under the Class C Plan and $197,000 in excess of payments under the Class R Plan.



     The allocation of such excess (on a pro rata basis) among the Funds listed below as of March 31, 2004 was as follows:



Fund                                               Class A         Class B         Class C         Class R
-------------------------------------------     ------------    ------------    ------------    ------------
All Asset Fund                                  $  1,968,330    $  1,877,694    $    912,250             N/A
California Intermediate Municipal Bond Fund          281,257             N/A             N/A             N/A
California Municipal Bond Fund                        30,172             N/A             N/A             N/A
CommodityRealReturn Strategy Fund                  5,371,279       3,121,295       2,156,732             N/A
Diversified Income Fund                              147,300         102,175          69,831             N/A
Emerging Markets Bond Fund                         1,530,814       1,568,047         450,833             N/A
Foreign Bond Fund (U.S. Dollar-Hedged)             1,448,992       1,187,769         350,475    $        341
Global Bond Fund (U.S. Dollar-Hedged)                155,393         280,101          60,740             N/A
GNMA Fund                                            460,377       1,192,761         198,609             N/A
High Yield Fund                                    7,410,639      16,722,816       3,667,613           6,223
International StocksPLUS TR Strategy Fund              1,340           1,718           2,579             N/A
Long-Term U.S. Government Fund                       819,918       1,821,845         156,106             N/A
Low Duration Fund                                 12,430,484      12,132,613       3,969,960           6,931
Money Market Fund                                    429,194       1,253,745         275,199             N/A
Municipal Bond Fund                                  357,405       1,008,675         259,332             N/A
New York Municipal Bond Fund                          96,775             N/A             N/A             N/A
Real Return Fund                                  14,820,389      27,752,042       6,604,550          38,251
RealEstateRealReturn Strategy Fund                    53,918          70,657          19,071             N/A
Short-Duration Municipal Income Fund               1,548,247              --         214,190             N/A
Short-Term Fund                                    4,778,640         707,771       1,246,613             223
StocksPLUS Fund                                      749,438       3,106,192         483,657             630
StocksPLUS Total Return Fund                         175,914         227,267          72,801             N/A
Total Return Fund                                 52,144,554      52,644,157       9,552,269         144,401
Total Return Mortgage Fund                           187,231         407,658          84,590             N/A


     The allocation of such excess (on a pro rata basis) among the Funds, calculated as a percentage of net assets of each Fund listed below as of March 31, 2004 was as follows:



Fund                                               Class A         Class B         Class C         Class R
-------------------------------------------     ------------    ------------    ------------    ------------
All Asset Fund                                          0.59%           2.17%           0.32%            N/A
California Intermediate Municipal Bond Fund             0.59%            N/A             N/A             N/A
California Municipal Bond Fund                          0.59%            N/A             N/A             N/A
CommodityRealReturn Strategy Fund                       0.59%           2.17%           0.32%            N/A
Diversified Income Fund                                 0.59%           2.17%           0.32%            N/A
Emerging Markets Bond Fund                              0.59%           2.17%           0.32%            N/A
Foreign Bond Fund (U.S. Dollar-Hedged)                  0.59%           2.17%           0.32%           0.47%
Global Bond Fund (U.S. Dollar-Hedged)                   0.59%           2.17%           0.32%            N/A
GNMA Fund                                               0.59%           2.17%           0.32%            N/A
High Yield Fund                                         0.59%           2.17%           0.32%           0.47%
International StocksPLUS TR Strategy Fund               0.59%           2.17%           0.32%            N/A
Long-Term U.S. Government Fund                          0.59%           2.17%           0.32%            N/A
Low Duration Fund                                       0.59%           2.17%           0.32%           0.47%
Money Market Fund                                       0.59%           2.17%           0.32%            N/A
Municipal Bond Fund                                     0.59%           2.17%           0.32%            N/A
New York Municipal Bond Fund                            0.59%            N/A             N/A             N/A
Real Return Fund                                        0.59%           2.17%           0.32%           0.47%
RealEstateRealReturn Strategy Fund                      0.59%           2.17%           0.32%            N/A
Short-Duration Municipal Income Fund                    0.59%            N/A            0.32%            N/A
Short-Term Fund                                         0.59%           2.17%           0.32%           0.47%
StocksPLUS Fund                                         0.59%           2.17%           0.32%           0.47%
StocksPLUS Total Return Fund                            0.59%           2.17%           0.32%            N/A
Total Return Fund                                       0.59%           2.17%           0.32%           0.47%
Total Return Mortgage Fund                              0.59%           2.17%           0.32%            N/A

Distribution and Administrative Services Plans for Administrative Class and Advisor Class Shares

     The Trust has adopted separate Administrative Services Plans and Administrative Distribution Plans (together, the "Administrative Plans") with respect to the Administrative Class and the Advisor Class shares of each Fund. The Administrative Class and Advisor Class are each subject to their own Administrative Plans.

     Under the terms of each class's Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the respective Administrative Class shares or Advisor Class shares of each Fund, in amounts up to 0.25% for each class, on an annual basis of the respective average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of the Administrative Class shares and the Advisor Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares and Advisor Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for Prospectuses and statements of additional information; preparing, printing and delivering Prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares or Advisor Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

     Under the terms of each class's Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the respective Administrative Class shares or Advisor Class shares of each Fund, in amounts up to 0.25% for each class on an annual basis of the respective average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders and Advisor Class shareholders of the Funds. Such services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

     The same entity may be the recipient of fees under each class's Administrative Distribution Plan and Administrative Services Plan, with respect to that particular class of shares, but may not receive fees under both plans of the same class, with respect to the same assets of either the Administrative Class shares or the Advisor Class shares. Fees paid pursuant to either of the Administrative Plans of a class may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each of the Administrative Plans has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plans that they will have with respect to the Administrative Distribution Plans.

     Each of the Administrative Plans provides that it may not be amended to materially increase the costs which Administrative Class or Advisor Class shareholders may bear under the Administrative Plans without the approval of a majority of the outstanding voting securities of the Administrative Class or Advisor Class and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees"), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

     Each of the Administrative Plans provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Trustees defined above. Each of the Administrative Distribution Plans further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class or the Advisor Class, as applicable.

     Each of the Administrative Plans provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Trustees defined above. Each of the Administrative Plans provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to that Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Each of the Administrative Plans is a "reimbursement plan," which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each of the Administrative Plans provides that expenses payable under the Administrative Plans may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more that 0.25% of the respective average daily net assets of the Administrative Class or the Advisor Class, as applicable, shares may be used in any month to pay expenses under that class's Administrative Plans. Each of the Administrative Plans requires that the Administrative Class shares and the Advisor Class shares incur no interest or carrying charges.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as "service fees" and therefore will not be limited by NASD rules.

Additional Information About Institutional, Administrative and Advisor Class Shares

     Institutional Class, Administrative Class and Advisor Class shares of the Trust may also be offered through brokers, other financial intermediaries and other entities, such as retirement or savings plans and their sponsors or service providers ("service agents"), that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class or Advisor Class shares. The Distributor, PIMCO and their affiliates may pay, out of their own assets and at no cost to the Funds, amounts to service agents for providing bona fide shareholder services to shareholders holding Institutional, Administrative or Advisor Class shares through such service agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, PIMCO and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Institutional, Administrative and Advisor Class shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

Payments Pursuant to the Administrative Plans for Administrative Class Shares


     For the fiscal years ended March 31, 2004, March 31, 2003 and March 31, 2002, the Trust paid qualified service providers an aggregate amount of $47,820,780, $35,599,137 and $20,737,705, respectively, pursuant to the
Administrative Services Plan and the Administrative Distribution Plan. Such payments were allocated among the Funds listed below as follows:



                                                Year Ended    Year Ended     Year Ended     Year Ended
Fund                                             3/31/04       3/31/03        3/31/02         3/31/01
-------------------------------------------     ----------   ------------   ------------   ------------
All Asset Fund                                      13,265   $          6            N/A            N/A
California Intermediate Municipal Bond Fund          5,971          6,722   $      4,258   $      3,614
California Municipal Bond Fund                          26          2,270            N/A            N/A
CommodityRealReturn Strategy Fund                    6,889              3            N/A            N/A
Convertible Fund                                       351             19            460            629
Emerging Markets Bond Fund                          54,638         30,770         22,348         25,087
Foreign Bond Fund (U.S. Dollar-Hedged)             115,982         68,902         46,404         18,800
Global Bond Fund (Unhedged)                        102,679         57,015          8,572          5,633
Global Bond Fund (U.S. Dollar-Hedged)                   13            N/A            N/A
High Yield Fund                                  1,642,370      1,148,447      1,337,821      1,054,052
Investment Grade Corporate Bond Fund                   646             13            N/A            N/A
Long-Term U.S. Government Fund                     410,403        308,322        179,913        116,546
Low Duration Fund                                1,123,319        790,037        543,855        345,320
Low Duration Fund II                                 4,436          2,374            224             92
Low Duration Fund III                                   37             45             30             26
Money Market Fund                                   24,358         34,682         38,733         21,069
Municipal Bond Fund                                 87,680        148,394         17,180         10,305
Real Return Fund                                 1,467,618        917,326        337,185         41,269
Short Duration Municipal Income Fund                 6,526            426            N/A            N/A
Short-Term Fund                                    896,845        731,458        162,223         16,697
StocksPLUS Fund                                    986,484        262,480        107,135         88,080
Total Return Fund                               40,507,576     30,768,828     17,670,766      9,917,611
Total Return Fund II                               313,513        287,154        231,438        156,989
Total Return Fund III                               12,014          5,018         20,627         26,382
Total Return Mortgage Fund                          37,141         23,130          6,179            N/A

     The remaining Funds did not make payments under either Administrative Plan.

Plan for Class D Shares

     As described under "Management of the Trust- Fund Administrator," the Funds' Administration Agreement includes a plan (the "Class D Plan") adopted pursuant to Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisors ("Service Organizations")) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations ("Special Class D Services"): (i) facilities for placing orders directly for the purchase of a Fund's shares and tendering a Fund's Class D shares for redemption; (ii) advertising with respect to a Fund's Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for Prospectuses and statements of additional information; (vi) preparing, printing and delivering Prospectuses and shareholder reports to prospective shareholders;
(vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

     The Administrator has entered into an agreement with the Distributor under which the distributor is compensated for providing or procuring certain of the Class D Services at the rate of 0.25% per annum of all assets attributable to Class D shares sold through the Distributor. A financial intermediary may be paid for its services directly or indirectly by the Funds, PIMCO, the Distributor or their affiliates in amounts normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to its Class D shares and purchased through such financial intermediary for its clients. The Trust and the Administrator understand that some or all of the Special Class D Services pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator's and the Distributor's expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares. In addition to the other payments described in this paragraph, the Distributor, PIMCO and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Class D shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

     In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees ("disinterested Class D Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by a vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

     With respect to the Class D Plan, the Administration Agreement requires the Administrator to present reports as to out-of-pocket expenditures and internal expenses allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as "service fees" and therefore will not be limited by NASD rules.

Payments Pursuant to Class D Plan


     For the fiscal year ended March 31, 2004, March 31, 2003 and March 31, 2002, the Trust paid $10,793,188, $6,232,187 and $2,302,640, respectively, pursuant to the Class D Plan, of which the indicated amounts were attributable to the following operational Funds:


                                                Year Ended     Year Ended     Year Ended
Fund                                             3/31/04         3/31/03       3/31/02
-------------------------------------------    ------------    ----------    ------------
All Asset Fund                                       57,254           N/A             N/A
California Intermediate Municipal Bond Fund          12,319    $    8,494    $      1,884
California Municipal Bond Fund                           92            45              28
CommodityRealReturn Strategy Fund                   318,005           956             N/A
Convertible Fund                                          0            15              19
Diversified Income Fund                               8,370           N/A             N/A
Emerging Markets Bond Fund                          377,218        77,544          11,375
Foreign Bond Fund (U.S. Dollar-Hedged)              411,029       237,732          96,639
GNMA Fund                                            18,397        10,748             439
High Yield Fund                                   1,006,810       368,722         161,769
International StocksPLUS TR Strategy Fund                60           N/A             N/A
Low Duration Fund                                 1,399,250       611,876         137,440
Municipal Bond Fund                                  50,235        48,708           7,739
New York Municipal Bond Fund                          4,524         1,055             254
Real Return Fund                                  2,046,610     1,621,445         641,758
RealEstateRealReturnStrategy Fund                       809           N/A             N/A
Short Duration Municipal Income Fund                 46,516        10,171              80
Short-Term Fund                                     480,016       280,593          95,941
StocksPLUS Fund                                      12,178         4,555           6,472
StocksPLUS Total Return Fund                            359           N/A             N/A
Total Return Fund                                 4,254,963     2,745,592       1,111,975
Total Return Mortgage Fund                          288,174       200,033          25,929


Distribution and Servicing Plan for Class J and Class K Shares

     Class J and Class K each has a separate distribution and servicing plan (the "Class J-K Plans"). Distribution fees paid pursuant to the Class J-K Plans may only be paid in connection with services provided with respect to Class J and Class K shares.

     As stated in the Prospectus relating to Class J and Class K shares under the caption "Service and Distribution Fees," the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

     Each Class J-K Plan may be terminated with respect to any Fund to which the Class J-K Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract ("Disinterested Trustees") or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Pursuant to Rule 12b-1, any change in either Class J-K Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Class J-K Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Class J-K Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

     The Class J-K Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

     If a Class J-K Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Class J-K Plans will provide benefits to the Trust. The Trustees believe that the Class J-K Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Class J-K Plans or under alternative distribution schemes. Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Class J-K Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class J and Class K shares of the Funds, and in connection with the servicing of Class J and Class K shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class J and Class K shares.

Purchases, Exchanges and Redemptions

     Purchases, exchanges and redemptions of Class A, Class B, Class C, Class D and Class R shares are discussed in the Class A, B and C, Class D and Class R Prospectuses under the headings "Buying Shares," "Exchanging Shares," and "Selling Shares," and in the Guide (with respect to Class A, B, C and R shares only), and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Advisor Class shares are discussed in the Advisor Class Prospectus under the headings "Purchasing Shares," "Exchange Privilege," and "Redeeming Shares," and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Institutional and Administrative Class shares and Class J and Class K shares are discussed in the Institutional Prospectus under the headings "Purchasing Shares," "Exchange Privilege," and "Redeeming Shares," and in the Guide (with respect to Class A, B, C and R shares only), and in the Class J and Class K supplement thereto, and that information is incorporated herein by reference.

     Certain managed account clients of PIMCO may purchase shares of the Trust. To avoid the imposition of duplicative fees, PIMCO may be required to make adjustments in the management fees charged separately by PIMCO to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Trust.

     Certain clients of PIMCO whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

     Certain shares of the Funds are not qualified or registered for sale in all states and Class J and Class K shares are not qualified or registered for sale in the United States. Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

     Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by PIMCO directly to Trust shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services which PIMCO normally would perform, out of PIMCO's own resources.

     As described in the Class A, B and C, Class D and Class R Prospectuses under the caption "Exchanging Shares," and in the Institutional and Advisor Class Prospectuses under the caption "Exchange Privilege," and in the Guide (with respect to Class A, B, C and R shares only), a shareholder may exchange shares of any Fund (except for the Liquid Assets

Fund) for shares of any other Fund of the Trust or any series of PIMCO Funds:
Multi-Manager Series, within the same class on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Class A, B and C Prospectus under "Alternative Purchase Arrangements."

     Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

     The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds' portfolios.

     The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund. Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value; (3) the redemption-in-kind is consistent with the Fund's Prospectus and statement of additional information; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $250 for Class A, Class B and Class C shares, $2,000 for Class D shares, $50,000 for Class R shares, and $100,000 ($25,000,000 for the Liquid Assets Fund) for Institutional Class, Administrative Class and Advisor Class shares ($10,000 with respect to Institutional Class and Administrative Class accounts opened before January 1,
1995). The Prospectuses may set higher minimum account balances for one or more classes from time to time depending upon the Trust's current policy. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Trust may also charge periodic account fees for accounts that fall below minimum balances, as described in the Prospectuses.

Request for Multiple Copies of Shareholder Documents

     To reduce expenses, it is intended that only one copy of the Funds' Prospectuses and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-927-4648. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

     Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Funds may also be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by PIMCO. PIMCO may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of PIMCO so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in PIMCO's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, PIMCO, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by a Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Funds.

     For the fiscal years ended March 31, 2004, 2003 and 2002, the following amounts of brokerage commissions were paid by each operational Fund:



                                                  Year Ended   Year Ended   Year Ended
Fund                                                3/31/04      3/31/03      3/31/02
-----------------------------------------------   ----------   ----------   ----------
All Asset Fund                                    $        0   $        0          N/A
All Asset All Authority Fund                               0          N/A          N/A
California Intermediate Municipal Bond Fund           37,485        7,818   $        0
California Municipal Bond Fund                         2,692        2,362            0
CommodityRealReturn Strategy Fund                      1,354            0          N/A
Convertible Fund                                      39,343       14,610       17,651
Diversified Income Fund                               20,948          N/A          N/A
Emerging Markets Bond Fund                             5,933            0          N/A
European Convertible Fund                              1,950        1,429        1,323
European StocksPLUS TR Strategy Fund                   1,818          N/A          N/A
Far East (ex-Japan) StocksPLUS TR Strategy Fund        3,351          N/A          N/A
Foreign Bond Fund (U.S. Dollar-Hedged)               309,182      205,672      119,155
Global Bond Fund (Unhedged)                          108,850       75,999       45,116
Global Bond Fund (U.S. Dollar-Hedged)                 38,138       25,079       13,576
GNMA Fund                                             13,208          918          N/A
High Yield Fund                                      914,886      677,101       49,675
International StocksPLUS TR Strategy Fund              1,397          N/A          N/A
Japanese StocksPLUS TR Strategy Fund                   1,520          N/A          N/A
Investment Grade Corporate Bond Fund                   1,939        3,153          242
Long-Term U.S. Government Fund                       571,315      381,090      238,861
Low Duration Fund                                    510,248      156,404       12,343
Low Duration Fund II                                  16,728        7,693           11
Low Duration Fund III                                  3,825          564            0
Moderate Duration Fund                               295,551       55,216       36,520
Money Market Fund                                          0            0            0
Municipal Bond Fund                                   90,613       20,190            0
New York Municipal Bond Fund                           3,920        1,218            0
Real Return Fund                                     250,106       58,901        2,056
Real Return Fund II                                      143            0          N/A
Real Return Asset Fund                                 1,046          570          N/A
RealEstateRealReturn Strategy Fund                    52,673          N/A          N/A
Short-Duration Municipal Income Fund                  80,627       14,400          N/A
Short-Term Fund                                      149,769      356,984        3,672
StocksPLUS Fund                                      442,155      106,015       73,094
StocksPLUS TR Short Strategy Fund                          0          N/A          N/A
StocksPLUS Total Return Fund                          43,721        1,720          N/A
Total Return Fund                                  8,184,838    4,428,430    7,318,948
Total Return Fund II                                 419,230      270,744      344,783
Total Return Fund III                                209,634       87,138      114,811
Total Return Mortgage Fund                             7,748          825            0

     PIMCO places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, PIMCO will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. PIMCO also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Trust's portfolio transactions. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust would not be reduced in the event that PIMCO and its affiliates received such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, PIMCO may cause the Trust to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to PIMCO an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of
Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

     Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, PIMCO may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

     PIMCO may place orders for the purchase and sale of portfolio securities with a broker-dealer that is affiliated to PIMCO where, in PIMCO's judgment, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

     Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Adviser or sub-adviser may receive and retain compensation for effecting portfolio transactions for a Fund if the commissions paid to such an affiliated broker-dealer by a Fund do not exceed one per centum of the purchase or sale price of such securities. The tables below describe the commissions, if any, paid by the Funds to affiliated brokers during the fiscal years ended March 31, 2003 and 2002. The Funds did not pay any commissions to affiliated brokers during the fiscal year ended 2004.



                                 Fiscal Year Ended March 31, 2003
-------------------------------------------------------------------------------------------------
                                                                                      % of Fund's
                                                                       % of Fund's    Aggregate
                                                          Amount of     Aggregate      Dollar
                                         Affiliated       Brokerage     Brokerage     Amount of
Fund                                       Broker        Commission     Commission   Transactions
-------------------------------------------------------------------------------------------------
Foreign Bond Fund
(U.S. Dollar-Hedged)                    Deutsche Bank    $      7,643         3.72%         0.000%
-------------------------------------------------------------------------------------------------
Global Bond Fund
(U.S. Dollar-Hedged)                    Deutsche Bank           1,595         6.36          0.000
-------------------------------------------------------------------------------------------------
High Yield Fund                         Deutsche Bank         113,200        16.72          0.001
-------------------------------------------------------------------------------------------------
Investment Grade Corporate Bond Fund    Deutsche Bank             613        19.42          0.000
-------------------------------------------------------------------------------------------------
Long-Term U.S. Government Fund          Deutsche Bank          37,425         9.82          0.001
-------------------------------------------------------------------------------------------------
Low Duration Fund                       Deutsche Bank           1,493         0.95          0.000
-------------------------------------------------------------------------------------------------
Low Duration Fund II                    Deutsche Bank              90         1.17          0.000
-------------------------------------------------------------------------------------------------
Moderate Duration Fund                  Deutsche Bank             675         1.22          0.000
-------------------------------------------------------------------------------------------------
Short-Term Fund                         Deutsche Bank           2,588         0.73          0.000
-------------------------------------------------------------------------------------------------
StocksPLUS Total Return Fund            Deutsche Bank               4         0.22          0.000
-------------------------------------------------------------------------------------------------
Total Return Fund II                    Deutsche Bank          37,330        13.79          0.000
-------------------------------------------------------------------------------------------------
Total Return Fund III                   Deutsche Bank           9,090        10.43          0.000
-------------------------------------------------------------------------------------------------



                                 Fiscal Year ended March 31, 2002
-------------------------------------------------------------------------------------------------
                                                                                      % of Fund's
                                                                       % of Fund's    Aggregate
                                                          Amount of     Aggregate      Dollar
                                         Affiliated       Brokerage     Brokerage     Amount of
Fund                                       Broker        Commission     Commission   Transactions
-------------------------------------------------------------------------------------------------
Foreign Bond Fund
(U.S Dollar-Hedged)                     Deutsche Morgan  $     20,304        17.03%          0.00%
-------------------------------------------------------------------------------------------------
Global Bond Fund (Unhedged)             Deutsche Morgan         4,432         9.82           0.00
-------------------------------------------------------------------------------------------------
Global Bond Fund
(U.S. Dollar Hedged)                    Deutsche Morgan         1,264         9.31           0.00
-------------------------------------------------------------------------------------------------
High Yield Fund                         Deutsche Morgan        24,286        48.89           0.00
-------------------------------------------------------------------------------------------------
Long-Term U.S. Government Fund          Deutsche Morgan        68,953        28.86           0.00
-------------------------------------------------------------------------------------------------
Total Return Fund                       Deutsche Morgan        93,696         1.28           0.00
-------------------------------------------------------------------------------------------------
Total Return Fund II                    Deutsche Morgan         3,496         1.01           0.00
-------------------------------------------------------------------------------------------------
Total Return Fund III                   Deutsche Morgan         4,314         3.75           0.00
-------------------------------------------------------------------------------------------------



     Since the Funds invest primarily in fixed income securities, which are generally not subject to stated brokerage commissions, as described above, their investments in securities subject to stated commissions generally constitute a small percentage of the aggregate dollar amount of their transactions. This fact accounts for the material difference between the figures in the last two columns for certain Funds in the table.

     SEC rules further require that commissions paid to such an affiliated broker dealer, or PIMCO by a Fund on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

Holdings of Securities of the Trust's Regular Brokers and Dealers

     The following table indicates the value of each Fund's aggregate holdings of the securities of its regular brokers or dealers for the fiscal year ended March 31, 2004. As of March 31, 2004, the All Asset, California Intermediate Municipal Bond and Municipal Bond Funds did not hold any securities of their respective regular brokers or dealers.



Fund                                                                                             Value of
                                                                                                Securities
                                                                                                  (000's
                                                                                                 omitted)

CommodityRealReturn Strategy Fund             State Street Bank & Trust                           $   32,178

Convertible Fund                              E-Trade                                             $      168
                                              State Street Bank & Trust                                  378

Diversified Income Fund                       ABN AMRO Chicago                                    $    9,992
                                              Bank of America Global Securities                        1,066
                                              Deutsche Bank A.G.                                       3,541
                                              GECC Capital Markets Group, Inc                          1,937
                                              Goldman Sachs & Co.                                      1,868
                                              Hong Kong Shanghai Bank Corp. (HSBC)                     3,478
                                              J.P. Morgan                                              1,118
                                              Morgan Stanley, Dean Witter, Discover & Co.                315
                                              State Street Bank & Trust                                2,000

Emerging Markets Bond Fund                    GECC Capital Markets Group, Inc                     $   29,984
                                              State Street Bank & Trust                               13,091
                                              UBS/SBC Warburg LLC                                     30,824

European Convertible Fund                     Deutsche Bank A.G.                                  $    1,251

European StocksPLUS TR Strategy Fund          ABN AMRO Chicago                                    $      200
                                              Chase Manhattan Bank Securities                            100
                                              Credit Suisse First Boston Corporation                     200
                                              GECC Capital Markets Group, Inc                            100
                                              State Street Bank & Trust                                  231
                                              UBS/SBC Warburg LLC                                        100

Far East (Ex-Japan) StocksPLUS TR Strategy    ABN AMRO Chicago                                    $      200
Fund                                          Chase Manhattan Bank Securities                            100
                                              Credit Suisse First Boston Corporation                     200
                                              GECC Capital Markets Group, Inc                            200
                                              State Street Bank & Trust                                  164
                                              UBS/SBC Warburg LLC                                        199

Foreign Bond Fund (U.S. Dollar-Hedged)        Bear Stearns & Co.                                  $    1,234
                                              Credit Suisse First Boston Corporation                   5,852
                                              J.P. Morgan                                             16,680
                                              Merrill Lynch, Pierce, Fenner & Smith, Inc.              8,618
                                              State Street Bank & Trust                                4,272

Global Bond Fund (Unhedged)                   Bear Stearns & Co.                                  $    1,087
                                              Credit Suisse First Boston Corporation                   4,579
                                              GECC Capital Markets Group, Inc                          6,499
                                              J.P. Morgan                                              3,469
                                              Merrill Lynch, Pierce, Fenner & Smith, Inc.                700
                                              Morgan Stanley Group Inc.                                3,873
                                              Morgan Stanley, Dean Witter, Discover & Co.                462
                                              State Street Bank & Trust                                8,451
                                              UBS/SBC Warburg LLC                                     25,077

Global Bond Fund (U.S. Dollar-Hedged)         Bear Stearns & Co.                                  $      236
                                              Credit Suisse First Boston Corporation                     146
                                              J.P. Morgan                                                799
                                              Morgan Stanley Group Inc.                                  775
                                              Morgan Stanley, Dean Witter, Discover & Co.                136
                                              State Street Bank & Trust                                1,703

GNMA Fund                                     ABN AMRO Chicago                                    $    8,053
                                              Bank of America Global Securities                          408
                                              Credit Suisse First Boston Corporation                  19,809
                                              GECC Capital Markets Group, Inc                          8,476
                                              State Street Bank & Trust                                  678
                                              UBS/SBC Warburg LLC                                      9,679

High Yield Fund                               State Street Bank & Trust                           $   29,254
                                              UBS/SBC Warburg LLC                                     83,997

International StocksPLUS TR Strategy Fund     ABN AMRO Chicago                                    $      499
                                              Chase Manhattan Bank Securities                            300
                                              GECC Capital Markets Group, Inc                            500
                                              State Street Bank & Trust                                  556
                                              UBS/SBC Warburg LLC                                        500

Japanese StocksPLUS TR Strategy Fund          GECC Capital Markets Group, Inc                     $      100
                                              State Street Bank & Trust                                  152
                                              UBS/SBC Warburg LLC                                        100

Long-Term U.S. Government Fund                Bank of America Global Securities                   $    3,165
                                              Bear Stearns & Co.                                      16,150
                                              Credit Suisse First Boston Corporation                   4,681
                                              GECC Capital Markets Group, Inc                          8,165
                                              Merrill Lynch, Pierce, Fenner & Smith, Inc.              1,626
                                              State Street Bank & Trust                                5,286

Low Duration Fund                             Bank of America Global Securities                   $   59,632
                                              Bear Stearns & Co.                                     242,395
                                              Chase Manhattan Bank Securities                        125,700
                                              Credit Suisse First Boston Corporation                  82,411
                                              Donaldson, Lufkin & Jenrette                             2,258
                                              GECC Capital Markets Group, Inc                         51,167
                                              Goldman Sachs & Co.                                      1,352
                                              J.P. Morgan                                                103
                                              Merrill Lynch, Pierce, Fenner & Smith, Inc.                322
                                              Morgan Stanley, Dean Witter, Discover & Co.              6,013
                                              Morgan Stanley Group Inc.                                1,342
                                              Prudential Securities, Inc.                              2,792
                                              Salomon Brothers, Inc./Citigroup                           360
                                              State Street Bank & Trust                               24,388
                                              UBS/SBC Warburg LLC                                    446,629

Low Duration Fund II                          Bear Stearns & Co.                                  $    6,767
                                              Chase Manhattan Bank Securities                         14,200
                                              Credit Suisse First Boston Corporation                   5,662
                                              Donaldson, Lufkin & Jenrette                               109
                                              GECC Capital Markets Group, Inc                          2,699
                                              Morgan Stanley, Dean Witter, Discover & Co.                682
                                              Salomon Brothers, Inc./Citigroup                           126
                                              State Street Bank & Trust                                3,900

Low Duration Fund III                         Bank of America Global Securities                   $      600
                                              Bear Stearns & Co.                                         848
                                              GECC Capital Markets Group, Inc                          3,096
                                              State Street Bank & Trust                                  195
                                              UBS/SBC Warburg LLC                                      3,097

Moderate Duration Fund                        Bear Stearns & Co.                                  $    3,390
                                              Credit Suisse First Boston Corporation                   1,105
                                              GECC Capital Markets Group, Inc                         35,176
                                              State Street Bank & Trust                                5,230
                                              UBS/SBC Warburg LLC                                     47,136

Money Market Fund                             Credit Suisse                                       $   76,700
                                              GECC Capital Markets Group, Inc                         19,464
                                              Lehman Brothers, Inc.                                    1,101
                                              State Street Bank & Trust                                3,492

New York Municipal Bond Fund                  State Street Bank & Trust                           $       39

Real Return Asset Fund                        GECC Capital Markets Group, Inc                     $    5,992
                                              State Street Bank & Trust                                  440

Real Return Fund                              Bear Stearns & Co.                                  $   26,311
                                              Goldman Sachs & Co.                                      1,600
                                              J.P. Morgan                                              2,713
                                              Merrill Lynch, Pierce, Fenner & Smith, Inc.              2,101
                                              State Street Bank & Trust                               11,377

Real Return Fund II                           State Street Bank & Trust                           $      265

RealEstateRealReturn Strategy Fund            State Street Bank & Trust                           $      863

Short-Term Fund                               Bank of America Global Securities                   $   18,535
                                              Bear Stearns & Co.                                      36,523
                                              Chase Manhattan Bank Securities                         50,000
                                              Credit Suisse First Boston                              37,064
                                              Deutsche Bank A.G.                                      37,597
                                              Donaldson, Lufkin & Jenrette                               226
                                              Goldman Sachs & Co.                                      8,811
                                              Greenwich Capital Markets                                   92
                                              Merrill Lynch, Pierce, Fenner & Smith, Inc.              2,468
                                              Morgan Stanley Group Inc.                               12,694
                                              Morgan Stanley, Dean Witter, Discover & Co.             16,138
                                              Prudential Securities, Inc.                                 78
                                              Salomon Brothers, Inc./Citigroup                         1,997
                                              State Street Bank & Trust                                8,368
                                              UBS/SBC Warburg LLC                                    131,863

StocksPLUS Fund                               Bank of America Global Securities                   $    5,080
                                              Bear Stearns & Co.                                      18,040
                                              Chase Manhattan Bank Securities                         32,300
                                              Credit Suisse First Boston Corporation                  14,945
                                              GECC Capital Markets Group, Inc                         11,996
                                              Merrill Lynch, Pierce, Fenner & Smith, Inc.             10,601
                                              Salomon Brothers, Inc./Citigroup                         2,553
                                              State Street Bank & Trust                                5,255
                                              UBS/SBC Warburg LLC                                     49,216

StocksPLUS Total Return Fund                  ABN AMRO Chicago                                    $    5,988
                                              Bank of America Global Securities                        1,121
                                              Bear Stearns & Co.                                         883
                                              Credit Suisse First Boston Corporation                   2,813
                                              GECC Capital Markets Group, Inc                          9,185
                                              Merrill Lynch, Pierce, Fenner & Smith, Inc.                942
                                              Morgan Stanley, Dean Witter, Discover & Co.                  6
                                              Salomon Brothers, Inc./Citigroup                         1,770
                                              State Street Bank & Trust                                4,593
                                              UBS/SBC Warburg LLC                                      8,788

StocksPLUS TR Short Strategy Fund             ABN AMRO Chicago                                    $      100
                                              Bear Stearns & Co.                                           9
                                              GECC Capital Markets Group, Inc                             99
                                              State Street Bank & Trust                                  167
                                              UBS/SBC Warburg LLC                                        100

Total Return Fund                             ABN AMRO Chicago                                    $  115,428
                                              American Express                                           227
                                              Bank of America Global Securities                      123,663
                                              Bear Stearns & Co.                                     508,352
                                              Chase Manhattan Bank Securities                         87,050
                                              Credit Suisse First Boston Corporation                 126,517
                                              Deutsche Bank A.G.                                      25,416
                                              Donaldson, Lufkin & Jenrette                             2,922
                                              First Chicago Capital Markets                              247
                                              First National Bank of Chicago                             312
                                              GECC Capital Markets Group, Inc.                       509,387
                                              Goldman Sachs & Co.                                     15,556
                                              Hong Kong Shanghai Bank Corp. (HSBC)                   156,190
                                              J.P. Morgan                                              2,460
                                              Merrill Lynch, Pierce, Fenner & Smith, Inc.             29,153
                                              Morgan Stanley, Dean Witter, Discover & Co.             41,709
                                              PaineWebber                                                 13
                                              Prudential Securities, Inc.                             19,227
                                              Salomon Brothers, Inc./Citigroup                        27,028
                                              State Street Bank & Trust                              132,650
                                              UBS/SBC Warburg LLC                                  1,897,700

Total Return Fund II                          Bear Stearns & Co.                                  $   15,796
                                              Chase Manhattan Bank Securities                         48,000
                                              Credit Suisse First Boston Corporation                   7,587
                                              Donaldson, Lufkin & Jenrette                                44
                                              GECC Capital Markets Group, Inc                         19,977
                                              Goldman Sachs & Co.                                      5,106
                                              J.P. Morgan                                                566
                                              Merrill Lynch, Pierce, Fenner & Smith, Inc.              1,070
                                              Morgan Stanley, Dean Witter, Discover & Co.              3,368
                                              State Street Bank & Trust                                4,167
                                              UBS/SBC Warburg LLC                                     24,896

Total Return Fund III                         Bank of America Global Securities                   $    3,081
                                              Bear Stearns & Co.                                      14,558
                                              Chase Manhattan Bank Securities                         25,500
                                              Credit Suisse First Boston Corporation                   2,280
                                              Hong Kong Shanghai Bank Corp. (HSBC)                     1,560
                                              Prudential Securities, Inc.                                349
                                              State Street Bank & Trust                                7,259
                                              UBS/SBC Warburg LLC                                     34,458

Total Return Mortgage Fund                    Bank of America Global Securities                   $    1,387
                                              Credit Suisse First Boston Corporation                   4,226
                                              GECC Capital Markets Group, Inc                          6,980
                                              Lehman Brothers, Inc.                                    2,002
                                              Merrill Lynch, Pierce, Fenner & Smith, Inc.                121
                                              Morgan Stanley, Dean Witter, Discover & Co.              2,379
                                              State Street Bank & Trust                                  632
                                              UBS/SBC Warburg LLC                                      6,983

Portfolio Turnover

     A change in the securities held by a Fund is known as "portfolio turnover." PIMCO manages the Funds without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

     The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each Fund for which financial highlights for at least the past five fiscal years are provided in the Prospectuses are set forth under "Financial Highlights" in the applicable Prospectus.


     With respect to the All Asset and All Asset All Authority Funds, the asset allocation sub-adviser to the Fund expects the portfolio turnover to be, on average, approximately 100% per year. In addition, the Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, which may have fairly high portfolio turnover rates (i.e., in excess of 100%). Shareholders in the All Asset and All Asset All Authority Funds may also bear expenses directly or indirectly through sales of securities held by the Fund and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term taxable gains taxed at ordinary income tax rates when distributed to shareholders who are individuals.


Disclosure of Portfolio Holdings

PIMCO will publicly disclose the complete schedule of each Fund's portfolio holdings, as reported on a quarter-end basis. The information will be made available no earlier than the first business day falling 15 days after the quarter's end and will remain accessible until the posting of the following quarter's schedule. You may view a Fund's schedule of portfolio holdings for the most recently completed quarter online at http://www.pimco.com, or obtain a copy of the schedule by calling PIMCO at 1-866-746-2606.

Beginning with the quarter ending December 31, 2004, the Funds will file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q will be available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, PIMCO may share the Funds' non-public portfolio holdings information with sub-advisers, pricing services, proxy voting services and other service providers to the Funds who require access to such information in order to fulfill their contractual duties to the Funds. PIMCO may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or other entities that have a legitimate business purpose in receiving such information, sooner than 15 days after a quarter's end or on a more frequent basis as applicable.

                                 NET ASSET VALUE

     Net Asset Value is determined as indicated under "How Fund Shares are Priced" in the Prospectuses. Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     For all Funds other than Liquid Assets and Money Market Funds, portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. For Nasdaq traded securities, market value may also be determined on the basis of the Nasdaq Official Closing Price (NOCP) instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

     The Liquid Assets and Money Market Funds' securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     The SEC's regulations require the Liquid Assets and Money Market Funds to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Fund also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by PIMCO under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

     Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and Class C shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

                                    TAXATION

     The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in

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more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute each taxable year the sum of
(i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued. If a Fund does not qualify as a regulated investment company in any year, then such Fund will be subject to federal income tax on its net income and gains at regular corporate income tax rates (without a deduction for distributions to shareholders). In addition, the shareholders would also be taxed on distributions of earnings.

     As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     Each Municipal Fund must have at least 50% of its total assets invested in Municipal Bonds at the end of each calendar quarter so that dividends derived from its net interest income on Municipal Bonds and so designated by the Fund will be "exempt-interest dividends," which are generally exempt from federal income tax when received by an investor. A portion of the distributions paid by a Municipal Fund may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount). In addition, any distributions of net short-term capital gains would be taxed as ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains. Certain exempt-interest dividends, as described in the Class A, B and C Prospectus, may increase alternative minimum taxable income for purposes of determining a shareholder's liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain "private activity bonds" will not be tax exempt for purposes of the regular income tax to shareholders who are "substantial users" of the facilities financed by such obligations or "related persons" of "substantial users." The tax-exempt portion of dividends paid for a calendar year constituting "exempt-interest dividends" will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Municipal Fund will not be

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deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Shareholders of the Municipal Funds receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient's benefits in cases where the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits, exceeds a base amount. In addition, up to 85% of a recipient's benefits may be subject to tax if the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

     In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. Since certain of the Municipal Funds' expenses attributable to earning tax-exempt income do not reduce such Fund's current earnings and profits, it is possible that distributions, if any, in excess of such Fund's net tax-exempt and taxable income will be treated as taxable dividends to the extent of such Fund's remaining earnings and profits (i.e., the amount of such expenses).

Distributions

     Except for exempt-interest dividends paid by the Municipal Funds, all dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder's federal income tax return. Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

     Although a portion of the dividends paid by the European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, International StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy, StocksPLUS, StocksPLUS Municipal-Backed, StocksPLUS Short Strategy and StocksPLUS Total Return Funds may qualify for the deduction for dividends received by corporations and/or the reduced dividend rate for individuals, it is not expected that any such portion would be significant. Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations and/or the reduced dividend rate for individuals. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.


     The All Asset and All Asset All Authority Funds will not be able to offset gains realized by one Fund in which the Fund invests against losses realized by another Fund in which each Fund invests. The Funds' use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.



Sales of Shares

     Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.


     Depending on the All Asset and All Asset All Authority Funds' percentage ownership in an Underlying Fund both before and after a redemption, each Fund's redemption of shares of such Underlying Fund may cause the Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund's tax basis in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the


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distribution. This could cause shareholders of the All Asset and All Asset All
Authority Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly. Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders.

Backup Withholding

     A Fund may be required to withhold up to 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

     Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

     Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     The qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

     Certain Funds, particularly the StocksPLUS Short Strategy Fund, may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

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Passive Foreign Investment Companies

     Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Emerging Markets Bond, European Convertible, Foreign Bond (U.S. Dollar-Hedged), Foreign Bond (Unhedged), Global Bond (Unhedged) or Global Bond (U.S. Dollar-Hedged) Funds' total assets at the close of their taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

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     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Emerging Markets Bond, European Convertible, Foreign Bond (U.S. Dollar-Hedged), Foreign Bond (Unhedged), Global Bond (Unhedged) or Global Bond (U.S. Dollar-Hedged) Funds' income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

     Although the All Asset and All Asset All Authority Funds may be entitled to a deduction for such taxes paid by an Underlying Fund in which each Fund invests, the All Asset and All Asset All Authority Funds will not be able to pass any such credit or deduction through to their own shareholders.

Original Issue Discount and Market Discount

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

     Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

Non-U.S. Shareholders

     Withholding of Income Tax on Dividends: Under U.S. federal tax law, dividends paid on shares beneficially held by a person who is a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in

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the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

     Income Tax on Sale of a Fund's shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

     State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

     Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 55% on the total value (less allowable deductions and allowable credits) of the decedent's property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

     The availability of reduced U.S. taxation pursuant to any applicable treaties depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and such treaties.

Other Taxation

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund's dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                OTHER INFORMATION

Capitalization

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated March 31, 2000. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

     The table below sets forth the average annual total return of certain classes of shares of the Global Bond Fund (U.S. Dollar-Hedged) (which was a series of PIMCO Advisors Funds ("PAF") prior to its reorganization as a Fund of the Trust on January 17, 1997) for the periods ended March 31, 2004. Accordingly, "Inception Date of Fund" refers to the inception date of the PAF predecessor series. Since Class A shares were offered since the inception of Global Bond Fund (U.S. Dollar-Hedged), total return presentations for periods prior to the Inception Date of the Institutional Class are based on the historical performance of Class A shares, adjusted to reflect that the Institutional Class does not have a sales charge, and the different operating expenses associated with the Institutional Class, such as 12b-1 distribution and servicing fees and administration fee charges.


                 Total Return for Periods Ended March 31, 2004*

                                                                                                    Since
                                                                                                  Inception     Inception  Inception
                                                                                         10        of Fund       Date of    Date of
Fund                                 Class**                        1 Year   5 Years    Years    (Annualized)      Fund      Class
-----------------  ----------------------------------------------   ------   -------   -------   ------------   ---------  ---------
Global Bond        Institutional Return Before Taxes                  3.98%     6.81%      N/A           8.42    10/02/95   02/25/98
   (U.S. Dollar    Institutional Return After Taxes
   -Hedged)        on Distributions++                                 2.59      4.31       N/A           5.19
                   Institutional Return After Taxes
                   on Distributions and Sale of Fund
                   Shares++                                           2.82      4.25       N/A           5.17
                   Class A Return Before Taxes                       -1.09      5.41       N/A           7.42               10/02/95
                   Class A Return After Taxes on
                   Distributions++                                   -2.28      3.10       N/A           4.37
                   Class A Return After Taxes on
                   Distributions and Sale of Fund
                   Shares++                                          -0.48      3.16       N/A           4.41
                   Class B Return Before Taxes                       -2.17      5.27       N/A           7.32               10/02/95
                   Class C Return Before Taxes                        1.80      5.60       N/A           7.18               10/02/95
-----------------  ----------------------------------------------   ------   -------   -------   ------------   ---------  ---------

     ++ After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class and Class A shares only. After-tax returns for Advisor Class, Class B, Class C and Class R shares will vary.

     * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

     ** Institutional Class total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Class A shares of the former PAF series, adjusted to reflect the fact that there are no sales charges on Institutional Class shares of the Fund. The adjusted performance also reflects any different operating expenses associated with Institutional Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class but are paid by Class A (at a maximum rate of 0.25% per annum), and
     (ii) administration fee charges, which are lower for Institutional class shares (at a differential of 0.15% per annum).


     Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the Global Bond Fund (U.S. Dollar-Hedged) were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of the Fund attributable to Class A, Class B and Class C shares. Under the current fee structure, the Global Bond Fund (U.S. Dollar-Hedged) is expected to have lower total Fund operating expenses than its predecessor had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, the higher expenses of PAF would have adversely affected total return performance for the Fund after January 17, 1997.


     The method of adjustment used in the table above for periods prior to the Inception Date of Institutional Class shares of the Global Bond Fund (U.S. Dollar - Hedged) resulted in performance for the period shown which is higher than if the historical Class A performance were not adjusted to reflect the lower operating expenses of the newer class. The following table shows the lower performance figures that would be obtained if the performance for the Institutional Class was calculated by tacking to the Institutional Class' actual performance the actual performance of Class A shares (with their higher operating expenses) for periods prior to the initial offering date of the newer class (i.e. the total return presentations below are based, for periods prior to the inception date of the Institutional Class, on the historical performance of Class A shares adjusted to reflect the current sales charges associated with Class A shares, but not reflecting lower operating expenses associated with the Institutional Class, such as lower administrative fee charges and/or distribution and servicing fee charges).



                  Total Return for Periods Ended March 31, 2004
         (with no adjustment for operating expenses of the Institutional
                 Class for periods prior to its Inception Date)
--------------------------------------------------------------------------------
                                                                 Since Inception
                                                                      of Fund
     Fund                  Class      1 Year  5 Years  10 Years    (Annualized)
--------------------------------------------------------------------------------
Global Bond
 (U.S. Dollar-Hedged)  Institutional   3.98%    6.81%      n/a             8.14%
--------------------------------------------------------------------------------

Voting Rights

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

     The Trust's shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. To avoid potential conflicts of interest, the All Asset and All Asset All Authority Funds will vote shares of each Underlying Fund which they own in proportion to the votes of all other shareholders in the Underlying Fund.

Control Persons and Principal Holders of Securities


As of July 13, 2004 the following persons owned of record or beneficially 5% or more of the noted class of shares of the Funds:





                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
    All Asset Fund
    --------------
    Institutional Class
 ** Charles Schwab & Co Inc. Special Custody Acct FBO our Cust.,
    101 Montgomery St, San Francisco CA 94104                                                           26,813,646.949     18.76%

    Administrative Class
    IBT As Trustee for Hourly Employees of the Gallo Glass Company,
    200 Clarendon St FL 14, Boston MA 02116                                                                583,583.928*    69.45%
    IBT As Ttee of Valley Vintners Inc Wholesale Wine Division Retirement Income Plan,
    200 Clarendon St FL 14, Boston MA 02116                                                                 49,850.299      5.93%

    Class A
 ** MLPF&S For The Sole Benefit of its Customers Attn Fund Admn,
    4800 Deer Lake Dr E FL 3, Jasonville FL 32246                                                            6,273,210     18.55%
 ** Citigroup Global Markets, Inc. Attn Cindy Tempesta
    7th FL, 333 West 34th St, New York NY 10001-2483                                                         1,785,957      5.28%

    Class B
 ** MLPF&S For The Sole Benefit of its Customers Attn Fund Admn,
    4800 Deer Lake Dr E FL 3, Jasonville FL 32246                                                              862,966      9.44%

    Class C
 ** MLPF&S For The Sole Benefit of its Customers Attn Fund Admn,
    4800 Deer Lake Dr E FL 3, Jasonville FL 32246                                                            5,767,478     19.30%
 ** Citigroup Global Markets, Inc. Attn Cindy Tempesta 7th FL,
    333 West 34th St, New York NY 10001-2483                                                                 1,530,618      5.12%

    Class D
 ** Charles Schwab & Co Inc Special Custody Acct FBO Customers,
    101 Montgomery St, San Francisco CA 94104                                                                1,736,203     20.04%


    All Asset All Authority Fund
    ----------------------------
    Institutional Class
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                            1,416,334.356*    28.00%
    Wake Forest University, Attn: Louis Morrell P.O. Box 7354, Winston Salem NC  27109-7354              1,187,477.335     23.48%
    UBS Financial Services Inc. FBO KFFP V LP, 259 University Ave. Palo Alto CA 94301-1714                 747,676.061     14.78%
    The Brent R. Harris and Elizabeth E. Harris, c/o PIMCO,
    840 Newport Center Drive, Newport Beach CA 92660                                                       256,895.886      5.08%

    California Intermediate Municipal Bond Fund
    -------------------------------------------
    Institutional Class
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                            2,168,587.804*    31.19%
    James F Muzzy & Pamela B Muzzy, c/o PIMCO,
    840 Newport Center Drive, Newport Beach CA 92660                                                       689,999.196     9.93%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
 ** Bear Stearns Securities Corp, FBO 709-93130-12, 1 Metrotech Ctr N, Brooklyn NY 11201                   479,226.536      6.89%
 ** National Investor Services FBO 097-50000-19, 55 Water St., 32nd FL, New York NY 10041-0028             409,159.423      5.89%
    William C Powers, c/o PIMCO, 840 Newport Center Drive, Newport Beach CA 92660                          399,983.151      5.75%
    Leo B and Florence Helzel Living Trust, 5550 Redwood Rd, Oakland CA 94619                              385,368.594      5.54%
    John S L Loftus And Loreen Loftus, c/o PIMCO, 840 Newport Center Drive, Newport Beach CA 92660         347,706.878      5.00%

    Administrative Class
 ** Bear Stearns Securities Corp, FBO 709-93850-10, 1 Metrotech Ctr N, Brooklyn NY 11201                   124,805.789*    61.43%
    Daniel L Dworsky & Assoc Inc., A/C FBO Wells Fargo, 1901 Avenue of the Stars STE 175,
    Los Angeles CA 90067                                                                                    31,188.062     15.35%
 ** Bear Stearns Securities Corp, FBO 709-93154-13, 1 Metrotech Ctr N, Brooklyn NY 11201                    12,481.203      6.14%
 ** Bear Stearns Securities Corp, FBO 709-93528-12, 1 Metrotech Ctr N, Brooklyn NY 11201                    12,450.507      6.13%
 ** Bear Stearns Securities Corp, FBO 709-93191-18, 1 Metrotech Ctr N, Brooklyn NY 11201                    11,399.125      5.61%

    Class A
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta,
    7th Floor, 333 West 34th St, New York, NY 10001                                                            451,631     10.22%
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              408,650      9.25%
 ** Wells Fargo Investment LLC, 608 Second Avenue South 8th FL, Minneapolis, MN 55402                          233,398      5.28%

    Class D
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                                  253,640*    61.74%
 ** Wells Fargo Bank MN NA FBO Sharpsteen, Patricia S., PO Box 1533, Minneapolis MN 55480                      150,000*    36.51%

    California Municipal Bond Fund
    ------------------------------
    Institutional Class
    James F Muzzy & Pamela B Muzzy, c/o PIMCO, 840 Newport Center Drive, Newport Beach CA 92660            577,620.821*    55.30%
    Chris and Sheri Dialynas Family Living Trust, c/o PIMCO, 840 Newport Center Drive,
    Newport Beach CA 92660                                                                                 155,976.438     15.38%
    Ian & Helen Smith Revocable Trust, 840 Newport Center Drive, Newport Beach CA 92660                    144,325.525     13.82%
    Brian Stern/Debbi Stern JT Wros, 840 Newport Center Drive, Newport Beach CA 92660                       69,381.839      6.64%
    Jason Solomon Stern Revocable TR, Attn Jason Stern, 1 Inverness Ln., Newport Beach CA 92660             61,646.461      5.90%

    Administrative Class
    Allianz Dresdner Asset Management of America LP, 888 San Clemente Dr Suite 100,
    Newport Beach CA 92660                                                                                   1,045.795*    00.00%

    Class A
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246               45,849     10.41%
    Dain Rauscher Inc FBO Leroy H. Huemoeller & Lois I Huemoeller
    Co-TTEEs Leroy & Lois Huemoeller Lvg Trust,                                                                 27,418      6.23%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
 ** UBS Financial Services Inc. FBO D.S. Dalis & J.I. Dalis Ttees DTD 11-18-94 P.O. Box 8493
    Newport Beach  CA 92658                                                                                     25,624      5.82%

    Class D
 ** Ameritrade Inc. FBO 8600075301 P.O. Box 2226  Omaha NE  68103-2226                                           7,772*    72.92%
 ** Ameritrade Inc. FBO 2400801321 P.O. Box 2226  Omaha NE  68103-2226                                           1,892     17.75%
 ** National Investor Services FBO it's Customers, 55 Water Street, 32nd Floor, New York, NY 10041                 995      9.33%

    CommodityRealReturn Strategy Fund
    ---------------------------------
    Institutional Class
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                               31,151,579     22.98%
 ** All Asset Portfolio Attn Shareholder Services, 840 Newport Center Drive, Newport Beach CA 92660         25,814,863     19.05%
 ** NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                       9,430,624      6.96%

    Class A
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246           10,606,992     14.23%
 ** Citigroup Global Markets, Inc. Attn Cindy Tempesta 7th FL, 333 West 34th St,
    New York NY 0001-2483                                                                                    7,064,235      9.48%

    Class B
 ** Citigroup Global Markets, Inc. Attn Cindy Tempesta 7th FL, 333 West 34th St,
    New York NY 0001-2483                                                                                    1,386,635     10.71%

    Class C
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246           10,778,530     19.66%
 ** Citigroup Global Markets, Inc. Attn Cindy Tempesta 7th FL, 333 West 34th St,
    New York NY 0001-2483                                                                                    9,941,521     18.13%

    Class D
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust, 101 Montgomery St,
    San Francisco CA 94104                                                                                  18,486,388*    42.94%
 ** National Investor Services, 55 Water Street, 32nd Floor, New York  NY 10041-3299                         2,283,028      5.30%


    Convertible Fund
    ----------------
    Institutional Class

 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust, 101 Montgomery St,
    San Francisco CA 94104                                                                                 356,044.246*    28.78%
    Bank of New York For Shell Point Village, Attn Randy Deen, 10161 Centurion Pkwy,
    Jacksonville FL 32256-0530                                                                             126,269.332     10.21%
    Northern Trust Co. as Trustee FBO  UBS Financial Services Inc. Master Invest
    P.O. Box 92994 Chicago IL  60675                                                                       116,459.670      9.41%
 ** All Asset Portfolio Attn Shareholder Services, 840 Newport Center Drive, Newport Beach CA 92660        111,639.689      9.03%
    Northern Trust Custodian Lifeway Christian Resources Master Retirement Fund PO Box 92956
    Chicago IL 60675                                                                                       108,414.965      8.76%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
    Administrative Class
    Allianz Dresdner Asset Management of America LP, 888 San Clemente Drive Suite 100,
    Newport Beach CA 92660                                                                                     845.373*   100.00%

    Diversified Income Class
    ------------------------
    Institutional Class
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                           26,826,783.864*    37.97%
    The Nature Conservancy Attn: Director of Investments 4245 Fairfax Dr, Arlington VA 22203-1637        4,884,751.813      6.91%
 ** Post & Co. A/C 118246 C/O The Bank of New York Mutual Funds 6th Flr.
    P.O. Box 1066 Wall St. Station New York NY 10268                                                     3,623,928.728      5.13%
 ** Trust Company of Illinois Attn Doug G Eyles 45 S Park Blvd, Glen Ellyn IL 60137-6280                 3,574,971.252      5.06%

    Class A
 ** Pershing LLC, P.O. Box 2052, Jersey City, NJ 07030-9998                                                    189,725      8.00%

    Class B
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246               89,015     14.66%

    Class C
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              251,618     10.30%

    Class D
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust, 101 Montgomery St,
    San Francisco CA 94104                                                                                   1,067,291*    69.74%


    Emerging Markets Bond Fund
    --------------------------
    Institutional Class
 ** All Asset Portfolio, Attn: Shareholder Services, 840 Newport Center Drive,
    Newport Beach, CA 92660                                                                             22,847,148.956*    27.30%
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                           14,109,875.907     16.86%
 ** Bost & Co., Attn: Mutual Fund OPS-TC, P.O. Box 3198, Pittsburgh, PA 15230                                9,751,172     11.65%

    Administrative Class
 ** NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                         946,497*    64.90%
 ** National Investors Services FBO 55 Water Street, 32nd floor, New York NY 10041-0028                        119,331      8.18%
    Robert W. Baird & Co. Inc. A/C 1372-6873, 777 E Wisconsin Ave. Milwaukee WI  53202-5300                     85,680      5.87%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
    Class A
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246            1,981,260      9.67%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor, 333 West 34th Street,
    New York, NY 10001                                                                                       1,052,131      5.14%

    Class B
 ** Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
    Jersey City, NJ 07311                                                                                      837,474     13.56%
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              517,818      8.38%

    Class C
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246            1,805,115     15.66%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor, 333 West 34th Street,
    New York, NY 10001                                                                                       1,787,845     15.51%
 ** Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
    Jersey City, NJ 07311                                                                                      639,427      5.55%

    Class D
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                                7,635,495*    54.71%

    European Convertible Fund
    -------------------------
    Institutional Class
 ** All Asset Portfolio, Attn: Shareholder Services, 840 Newport Center Drive,
    Newport Beach, CA 92660                                                                                  6,352,669*    84.29%
 ** FTC & Co. DataLynx House Account, P.O.  Box 173736 Denver CO 80217-3736                                  1,026,487     13.62%

    European StocksPLUS TR Strategy
    -------------------------------
    Institutional Class
 ** All Asset All Authority Fund Portfolio Attn Shareholder Services, 840 Newport Center Drive,
    Newport Beach CA 92660                                                                                     462,159*    60.37%
    Allianz Dresdner Asset Management of America L.P. , 888 San Clemente Dr STE 100,
    Newport Beach CA 92660-6367                                                                                303,438*    39.63%

    Far East StocksPLUS TR Strategy
    -------------------------------
    Institutional Class
    Allianz Dresdner Asset Management of America L.P. , 888 San Clemente Dr.,
    Newport Beach CA 92660-6367                                                                            300,138.229*    95.75%

    Foreign Bond Fund (Unhedged)
    ----------------------------
    Institutional Class
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                                2,605,847*    65.99%
 ** All Asset Portfolio Attn Shareholder Services, 840 Newport Center Drive,
    Newport Beach CA 92660-6322                                                                                510,287     12.92%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
    Well Fargo Bank NA FBO Stoel Rivers LLP 008125 P.O. Box 1533 Minneapolis MN 55479-0001                     446,724     11.31%
    Allianz Dresdner Asset Management of America L.P. 888 San Clemente Dr.,
    Newport Beach CA 92660-6367                                                                                199,421      5.05%

    Class D
    NFSC FEBO # U19-530484 USB FBO Edward R. Hall Share A. TR/MTL F, 97334875,
    P.O. Box 1787 Milwaukee WI 53201                                                                            84,744*    40.30%
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                                   72,325*    34.39%
    NFSC FEBO # 614-732257 June Sidman 20 Hastings Lndg. Hastings Hdsn. NY 10706                                29,499     14.03%
 ** Pershing LLC, Attn: Mutual Funds, P.O. Box 2052, Jersey City, NJ 10281                                      19,724      9.38%

    Foreign Bond Fund (U.S. Dollar-Hedged)
    --------------------------------------
    Institutional Class
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                               31,755,540*    37.58%
 ** NFS for Exclusive Benefit  of Our Customer, 200 Liberty St, New York NY 10281-1003                       9,986,988     11.82%
 ** LPL FBO LPL Customers Attn Mutual Fund Operations PO Box 509046, San Diego CA 92150-9046                 9,546,936     11.30%
    Lumina Foundation For Education Inc., Attn Nathan Fischer PO Box 1806,
    Indianapolis IN 46206-1806                                                                               4,438,353      5.25%

    Administrative Class
 ** Manufacturers Life Ins Co (USA), Attn: Laura Ross , 200 Bloor Street East,
    Toronto, ON Canada M4W 1E5                                                                               1,224,942*    32.93%
 ** NFS for Exclusive Benefit  of Our Customer, 200 Liberty St, New York NY 10281-1003                         750,994     20.19%
 ** Hubco, Regions Financial Corp, Attn: Trust Ops, 14th Floor, P.O. Box 830688,
    Birmingham, AL 35283                                                                                       455,029     12.23%
 ** IMS & Co. for Exclusive Benefit of our Customers P.O. Box 3865 Englewood CO 80155-3865                     248,648      6.68%
 ** NATC & Co. Attn: Allissa Senner, 10881 Lowell Ave. Ste. 100 Overland Park KS  66210-1666                   244,931      6.58%

    Class A
 ** Prudential Securities Inc., Special Custody Account FBO Plan Participants,
    1 New York Plaza 8th Floor, New York NY 10292                                                            2,260,613      8.98%

    Class B
 ** Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
    Jersey City, NJ 07311                                                                                      508,595     10.51%
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              292,207      6.04%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor, 333 West 34th Street,
    New York, NY 10001                                                                                         256,885      5.31%

    Class C
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor, 333 West 34th Street,
    New York, NY 10001                                                                                         984,286      9.47%
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              573,494      5.52%
 ** Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
    Jersey City, NJ 07311                                                                                      548,628      5.28%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
    Class D
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                               11,091,816*    62.12%

    Class R
 ** Union Bank TR Nominee FBO Sonberk PSP - S. Frankel Trust A/C# 6722028004
    P.O. Box 85454   San Diego CA  92186                                                                         3,933*    49.98%
    NFSC FEBO  # BGD-021202   NFS/FMTC Rollover IRA FBO Thomas C. Cassilly
    5158 Remington Drive Brentwood TN 37027                                                                      2,819*    35.82%
 ** NFSC FEBO  # WS5-017256   NFS/FMTC Rollover IRA FBO Connie M. Hoeffner
    1208 Fieldhurst Dr. Ballwin MO 63011                                                                           790     10.05%

    Global Bond Fund (Unhedged)
    ---------------------------
    Institutional Class
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                               23,343,429*    28.07%
    Blue Cross Blue Shield of Mass - Managed Care Landmark Center Treasury,
    401 Park Dr, Boston MA 02215                                                                            11,306,694     13.60%
    Blue Cross Blue Shield of Mass Inc Indemnity Landmark Center Treasury,
    401 Park Dr, Boston MA 02215                                                                             8,337,611     10.03%
    Regents of the University of Minnesota, 1300 S 2nd St Rm 205D, Minneapolis MN 55454                      4,835,797      5.81%
    Tufts Associated Health Maintenance Organization Inc, 333 Wyman Street, Waltham, MA 02451                4,646,006      5.59%
    NFS for Exclusive Benefit  of Our Customer, 200 Liberty St, New York NY 10281-1003                       4,296,442      5.17%

    Administrative Class
 ** NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10284-1003                       3,128,414*    72.24%
 ** Fidelity Management Trust Co as Trustee for Stevedoring Services of America,
    82 Devonshire St. #Z1M, Boston MA 02109                                                                  1,130,516*    26.10%

    Global Bond Fund (U.S. Dollar-Hedged)
    -------------------------------------
    Institutional Class
    State Street Bank & Trust as TTEE for Goldman Sachs 401k Plan, 105 Rosemont Rd,
    Westwood, MA 02090                                                                                       4,554,925*    40.57%
 ** Mac & Co, Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230                                       1,304,466     11.62%
    Citigroup Private Bank FBO Weil Gotshal & Mangespartners Pension,
    120 Broadway 2nd Fl/Zone 2, New York NY 10271                                                            1,119,482      9.97%
    Mac & Co, (GMP Employers Retiree Trust) Mutual Fund Operations, PO Box 3198,
    Pittsburgh PA 15230                                                                                        902,618      8.04%
 ** NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                         834,510      7.43%

    Administrative Class
    Allianz Dresdner Asset Management of America L.P., 888 San Clemente Dr.,
    Newport Beach CA 92660-6367                                                                                  1,027*   100.00%

    Class A
    Memphis Light, Gas & Water Division Post Retirement Benefits Trust Fund,
    220 South Main Street, Memphis, TN 38103                                                                   357,006     11.88%
    Charles Lee TTEE, Herbert Trust FBO, 367 Administration Bldg, The University of Memphis,
    Memphis TN 38152-3370                                                                                      228,452      7.60%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              221,914      7.39%

    Class B
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                    99,467      8.84%
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246               86,726      7.70%

    Class C
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              225,550     11.63%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                   135,955      7.01%

    GNMA Fund
    ---------
    Institutional Class
    All Asset Portfolio, Attn: Shareholder Services, 840 Newport Center Drive,
    Newport Beach, CA 92660                                                                                 14,746,981*    83.13%

    Class A
 ** Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
    Jersey City, NJ 07311                                                                                    1,247,675     18.06%
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              362,451      5.25%

    Class B
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              378,261      8.22%

    Class C
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              448,244      8.90%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                   439,615      8.73%

    Class D
 ** Wells Fargo Bank MN, NA FBO Wallace, PO Box 1533 Minneapolis MN 55480                                       97,246     12.11%
 ** National Investor Services FBO, 55 Water Street, 32nd Floor, New York NY 10041-3299                         41,324      5.14%

    High Yield Fund
    ---------------
    Institutional Class
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                               70,577,453     23.06%
 ** NFS for Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                      19,880,361      6.50%
 ** Mac & Co, Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230                                      18,594,785      6.08%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
    Administrative Class
 ** NFS for Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                      51,678,643*    75.14%

    Class A
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246           14,103,294     11.80%
 ** Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
    Jersey City, NJ 07311                                                                                    6,053,699      5.06%

    Class B
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246           12,803,656     17.11%
 ** Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
    Jersey City, NJ 07311                                                                                    6,388,131      8.54%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                 6,197,221      8.28%

    Class C
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246           18,197,375     16.66%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                10,824,967      9.91%

    Class D
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                               28,327,218*    66.54%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                 4,136,863      9.72%

    Class R
    Reliance Trust Co. Cust. FBO Ctr. Holdings Ctr. 401K Plan P.O. Box 48529 Atlanta GA  30362-1529             87,199*    27.96%
    Circle Trust Co Cust for Gold Banc Corp Inc Employees 401K Plan, Metro Center,
    One Station Place, Stamford CT 06902                                                                        64,811     20.78%
    American United Insurance Group Retirement Annuity P.O Box 368 Indianapolis IN  46206-0368                  60,556     19.42%
    Legg Mason Wood Walker Inc. 309-07129-14   P.O. Box 1476    Baltimore, MD 21202                             24,421      7.83%
    Capital Bank & Trust Co. Ttee FBO Vanadium Enterprises Corp. 8515 E. Orchard Rd. 2T2,
    Greenwood Village CO  80111                                                                                 19,855      6.37%
    State Street Bank and Trust Co. FBO National Sand Stone and Gravel Association
    801 Pennsylvania Ave. Kansas City KS  64105                                                                 19,237      6.17%

    International StocksPLUS TR Strategy Fund
    -----------------------------------------
    Institutional Class
 ** All Asset Portfolio, Attn: Shareholder Services, 840 Newport Center Drive,
    Newport Beach, CA 92660                                                                                 16,625,332*    99.09%

    Class A
    John Carlisle Adams and Cheryl Ann Adams JTWROS, 3109 Wesley Chapel Stouts Rd.,
    Indian Trial NC 28079-5277                                                                                  12,757     12.34%
 ** Pershing LLC, Attn: Mutual Funds, P.O. Box 2052, Jersey City, NJ 10281                                       6,793      6.57%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
    Class B
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246                3,280     11.13%
    LPL Financial Services A/C 4814-3105  9785 Towne Centre Drive San Diego CA 92121-1968                        1,823      6.19%
    BSDT Cust Rollover IRA FBO Mark J. Florczak 310 Shpopshire Drive West Chester PA 19382-0000                  1,502      5.10%

    Class D
    NFSC FEBO 114-040169 FMT Co. Cust. IRA FBO Diane E. Lewis 10213 Rue Cannes San Diego CA 92131                3,462*    28.45%
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                                    1,994     16.39%
    NFSC FEBO Z15-057436 Nancy W. Murphy 24 Watson Dr., West Simsbury CT 06092                                   1,926     15.83%
    NFSC FEBO X54-113930  Cooper CMC Partners, A Partnership,
    3974 San Augustine Way San Diego CA 92130                                                                    1,425     11.71%
    NFSC FEBO X41-049433 P. Wayne Moore Ana Moore 3 Buckingham Ln. West Hartford CT 06117                        1,385     11.38%
    NFSC FEBO 104-400920  FMT Co. Cust. IRA FBO Daren P. Hull,
    630 Raymond Ave. Apt. #4 Santa Monica CA 90405                                                                 744      6.11%

    Investment Grade Corporate Bond Fund
    ------------------------------------
    Institutional Class
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                                1,966,531*    68.29%
    Transco & Co Attn: EACCTS, P.O. Box 523  Belleville IL 62222-0523                                          244,608      8.49%
    US Trust Company NA FBO Rede & Co. Attn: Beverly Johnson 4380 SW Macadam Ave.
    Ste. 450 Portland OR. 97239-6407                                                                           191,287      6.64%

    Japanese StocksPLUS TR Strategy Fund
    ------------------------------------
    Institutional Class
 ** All Asset Portfolio, Attn: Shareholder Services, 840 Newport Center Drive,
    Newport Beach, CA 92660                                                                                 16,625,332*    99.09%

    Long-Term US Government Fund
    ----------------------------
    Institutional Class
 ** NFS for Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                       7,544,662*    26.21%
    Mea-Messa-Mea Financial Services Staff Retirement Plan 1216 Kendale Blvd.
    East Lansing MI 48823-2008                                                                               4,191,954     14.56%
    Wendel & Co. A/C 767978 C/O The Bank of New York Mutual Funds/6th Flr P.O. Box 1066
    Wall Street Station New York 10268                                                                       3,879,515     13.48%
    Northern Trust Company FBO Allianz DC Plan - Master Trust, PO Box 92977, Chicago IL 60675-2994           3,138,954     10.91%
    Chase Manhattan Bank TTEE Avon Products Inc. & Subsidiaries, 4 Metrotech Ctr 7th Fl/E.,
    Brooklyn NY 11245                                                                                        2,851,317      9.91%
    Svg. Prgm. For EE of Certain Emplrat U.S. Dept. of Energy Fac-Oakridge TN
    105 Rosemont Rd. Westwood MA  02090                                                                      1,751,118      6.08%
 ** Mac & Co., Mutual Fund OPS-TC, P.O. Box 3198, Pittsburgh PA 15230-3198                                   1,581,979      5.50%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
    Administrative Class
 ** NFS for Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                       8,743,600*    75.02%
    WTC TTEE FBO Key Corp 401k Savings Plan c/o Mutual Funds, P.O. Box 8880, Wilmington, DE 19899            1,587,681     13.62%
    State Street Bank & Trust Co TTEE FBO Southern California Edison Stock Savings Plus Plan,
    PO Box 351, Boston MA 02101                                                                                826,574      7.09%

    Class A
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              749,600      6.34%

    Class B
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              963,015     15.08%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                   672,844     10.54%
 ** Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
    Jersey City, NJ 07311                                                                                      369,637      5.79%

    Class C
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              863,296     21.55%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                   296,816      7.41%

    Low Duration Fund
    -----------------
    Institutional Class
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                              136,612,892     14.34%
 ** MLTC of America FBO Dupont Savings & Investment Plan, 300 Davidson Ave, Somerset NJ 08873               59,614,321      6.26%

    Administrative Class
 ** NFS for Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                      24,162,177*    58.70%
 ** ISTCO for PH&H Partnership P.O. Box 523 Bellevilee IL  62222-0523                                        2,245,512      5.46%
    Union Bank TR Nominee FBO Select Benefit Omnibus A/C P.O. Box 85484 San Diego CA 92186-5484              2,061,888      5.01%

    Class A
 ** Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
    Jersey City, NJ 07311                                                                                   34,666,064     17.20%
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246           19,711,426      9.78%

    Class B
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246           10,630,495     20.02%
 ** Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
    Jersey City, NJ 07311                                                                                    4,467,766      8.41%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                 3,440,513      6.48%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
    Class C
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246           30,092,663*    26.40%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                 7,334,076      6.43%
    Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
    Jersey City, NJ 07311                                                                                    5,703,053      5.00%

    Class D
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                               39,866,078*    62.50%

    Class R
    Security Trust Company Cust FBO Goods Store Inc PSP Plan, 2390 East Camelback Rd
    STE 24, Phoenix AZ 85016                                                                                    84,827*    38.78%
    State Street Bank and Trust Co. Ttee For National Sand Stone and Gravel Acos.,
    Kansas City KS  64105-1307                                                                                  35,830     16.38%

    Low Duration Fund II
    --------------------
    Institutional Class
 ** Mac & Co., Mutual Fund OPS-TC, P.O. Box 3198, Pittsburgh PA 15230-3198                                   5,514,613      8.43%
    Marshall & Ilsley Trust Co FBO SRP Nuc Decomm TR C/O Marshall & Ilsley Trust Co,
    1000 N Water St, Milwaukee WI 53202                                                                      5,445,264      8.32%
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                                5,209,375      7.96%
    Montefiore Medical Center, 111 E210th St, Brox NY 10467-2490                                             4,875,132      7.45%
    Trulin and Co. c/o JPMorgan Chase Bank, P.O. Box 31412, Rochester NY 14603-1412                          4,739,462      7.24%
    Trustees of Phillips Academy Attn: Elliot Hacker 180 Main St. Andover MA  01810-4161                     3,952,698      6.04%
 ** NFS for Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                       3,473,423      5.31%

    Administrative Class
 ** NFS for Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                         114,278*    91.06%
 ** Pershing LLC, Attn: Mutual Funds, P.O. Box 2052, Jersey City, NJ 10281                                       9,937      7.92%

    Low Duration Fund III
    ---------------------
    Institutional Class
    Sisters of St Joseph, 3427 Gull Rd, PO Box 13, Nazareth MI 49074                                         2,656,564*    25.74%
    Northern TR Co Cust FBO St Mary's, PO Box 92956, Chicago IL 60675                                        1,567,238     15.18%
 ** Wendel & Co. A/C 767978 C/O The Bank of New York Mutual Funds 6th Flr
    P.O. Box 1066 Wall  Street Station New York 10268                                                          998,332      9.67%
 ** EarthJustice Attn: Bruce Neighbor 426 17th St. FL 6, Oakland CA  94612-2807                                523,415      5.07%

    Administrative Class
    Pacific Investment Management Company, 888 San Clemente Dr, Newport Beach, CA 92660                          1,287*    90.24%
 ** National Investors Services Corp for Exclusive Benefit of our Customers,
    55 Water St 32nd Fl, New York NY 10041                                                                         139      9.76%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
    Moderate Duration Fund
    ----------------------
    Institutional Class
    The Northern Trust Co as TTEE FBO Accenture PS and 401K Trust Plan - DV,
    PO Box 92977, Chicago IL 60675                                                                          10,209,899      6.29%
    Comerica Bank FBO Pipefitters, 597 Pension, P.O. Box 75000, Detroit, MI 48275                            8,346,648      5.14%

    Money Market Fund
    -----------------
    Institutional Class
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                               41,052,210     24.74%
    Northern Trust Custodian FBO Saint John's Hospital and Health Center Foundation acct,
    PO Box 92956, Chicago IL 60675                                                                          22,586,200     13.61%
    Wells Fargo Bank MN FBO Marin Community Fdn, PO Box 1533, Minneapolis MN 55480                          15,590,942      9.40%
    First Union National Bank FBO NDTA Taxable 123 S Broad St. # PA4903 Philadelphia PA  19109-1029          9,723,504      5.86%
    Digital Domain Inc Attn: Yvette Macaluso, 300 Rose Ave., Venice CA 90291-2628                            8,594,130      5.18%

    Administrative Class
    FTC & Co a/c 00597 Datalynx P.O. Box 173736 Denver CO  80217-3736                                        3,819,848*    44.38%
    Security Trust FBO Cooperative of Puget Sound 403B Group Custodian Account,
    2390 E Camelback Rd Suite 240, Phoenix AZ 85016                                                          2,796,861*    32.49%
    Millennium Trust Company LLC Custodian Funds 965 820 Joric Blvd. Ste 420 Oak Brook IL  60523-2284        1,089,718     12.66%

    Class B
 ** Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
    Jersey City, NJ 07311                                                                                   11,420,504     13.87%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                 8,279,704     10.05%

    Class C
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                16,695,561     13.59%

    Municipal Bond Fund
    -------------------
    Institutional Class
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                                2,801,160     24.66%
    BYRA & Co c/o Wachovia Bank Attn Wachovi Bank, 123 S Broad St # 4903,
    Philadelphia PA 19109-1029                                                                               2,141,237     18.85%
    Northern Trust Co as Trustee FBO Alsam Trust - LS Skaggs, P.O. Box 92956, Chicago, IL 60675              1,129,975      9.95%
 ** NFS for Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                         647,387      5.70%
    Northern TR Co as TTEE FBO Colombia Energy Group Non-Union Veba Trust #22-09570,
    P.O. Box 92956, Chicago, IL 60675                                                                          628,505      5.53%
    Northern TR Co as TTEE FBO Colombia Energy Group Non-Union Veba Trust #22-09571,
    P.O. Box 92956, Chicago, IL 60675                                                                          587,187      5.17%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
    Administrative Class
 ** NFS for Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                       1,433,083*    71.55%
 ** PFPC Wrap Services FBO Morningstar MP Clients Attn: Scott Levin 760 Moore Rd.
    Kng of Prussia PA  19406-1212                                                                              447,543     22.34%
 ** Darhap & Co Attn: Support Services 515 Frankin St. Michigan City IN 46360-3328                             104,886      5.24%

    Class A
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                   510,736      9.37%
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              352,680      6.47%

    Class B
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              925,280     21.27%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                   387,783      8.91%

    Class C
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246            1,370,498     18.34%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                   569,069      7.62%

    Class D
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                                  970,062*    43.05%

    New York Municipal Bond Fund
    ----------------------------
    Institutional Class
    Lazard Freres and Co LLC, 30 Rockefeller Plz Fl 60, New York NY 10112                                       34,423*    37.74%
 ** BALSA & Co C/O Chase Manhattan Bank, 16 HCB 040, PO Box 2558, Houston TX 77252                              32,528*    35.66%
 ** National Investor Services, 55 Water Street, 32nd FL, New York NY 10041-0028                                18,649     20.45%

    Class A
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246               78,921      5.66%

    Class D
 ** National Investors Services Corp for Benefit of our Customers,
    55 Water St 32nd Fl, New York NY 10041                                                                      76,515*    25.65%
 ** U.S. Clearing Corp. FBO 097-00100-13 26 Broadway New York NY 10004-1798                                     18,661      6.26%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
    RealEstateRealReturn Strategy Fund
    ----------------------------------
    Institutional Class
 ** All Asset Portfolio Attn Shareholder Services, 840 Newport Center Drive,
    Newport Beach CA 92660                                                                                  32,365,102*    91.66%

    Class C
 ** Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
    Jersey City, NJ 07311                                                                                       46,944      7.08%
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246               39,281      5.93%

    Class D
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                                   26,035*    28.23%
    NFSC FEBO # 110-750166 FMT Co. Cust. IRA FBO James H. Norton Jr.
    150 Strawberry Hill Rd. Concord MA 01742                                                                     8,666      9.40%
    NFSC FEBO  # Z43-311987 Robert L. Pope Ttee U/A 01/17/2003 7207 Surfbird Cir. Carlsbad CA 92009              5,367      5.82%
    U.S. Clearing Corp. FBO 097-00100-13 26 Broadway New York NY 10004-1798                                      4,810      5.21%

    Real Return Fund
    ----------------
    Institutional Class
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                               91,138,075*    29.12%
 ** NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                      49,261,819     15.74%
 ** All Asset Portfolio, 840 Newport Center Drive, Newport Beach CA 92660                                   21,487,313      6.87%

    Administrative Class
 ** NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                      40,618,060*    49.26%
 ** Manufacturers Life Ins Co (USA), Attn: Laura Ross , 200 Bloor St East,
    Toronto, Ontario, Canada M4W 1E5                                                                        27,763,963*    33.67%

    Class A
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246           33,837,995     14.58%

    Class B
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246           19,419,246     17.58%
 ** Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
    Jersey City, NJ 07311                                                                                    9,352,695      8.47%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                 6,140,619      5.56%

    Class C
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                                   44,617,974     24.54%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                17,788,697      9.78%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
    Class D
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                               42,208,404*    52.23%

    Class R
    ABN AMRO Trust Svcs Co, Lowes Cineplex 401K, 161 N Clark St 10RTR, Chicago IL 60601                        202,635     16.65%
    UMB Bank N/A Fiduciary For Tax Deferred A/C's 1 Security Benefit Place, Topeka KS 66636-0001               178,573     14.67%
    State Street Bank & Trust as Ttee FBO Carvill America Inc. 401k PSP One Selleck St.
    Norwalk CT  06855                                                                                           65,902      5.41%

    Real Return Fund II
    -------------------
    Institutional Class
    Reliance Trust Co FBO Clayton County , PO Box 48449, Atlanta GA 30362-1449                               3,953,353*    72.61%
    Wabank & Co., PO Box 648, Waukesha WI 53187-0648                                                           516,999      9.50%
    American Institute of Physics Attn: Richard Baccante 1 Physics Ellipse
    College Park MD 20740-3842                                                                                 515,479      9.47%

    Real Return Asset Fund
    ----------------------
    Institutional Class
 ** All Asset Portfolio, 840 Newport Center Drive, Newport Beach CA 92660                                   23,836,450*    82.69%

    Short-Duration Municipal Income Fund
    ------------------------------------
    Institutional Class
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                                3,475,940*    34.96%
 ** NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                       1,581,917     15.91%
    Montrose Chemical Corporation of California (Operating Acct)
    600 Erickson Ave NE #380, Bainbridge Island WA 98110                                                       785,855      7.90%
    William S and Nancy E Thompson Revocable Trust, C/O PIMCO,
    840 Newport Center Drive, Newport Beach CA 92660                                                           774,187      7.79%
 ** LPL FBO LPL Customers Attn Mutual Fund Operations, PO Box 509046, San Diego CA 92150-9046                  651,418      6.55%
 ** Merrill Lynch Pierce Fenner & Smith Inc FBO its Customers,
    4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246                                               506,357      5.09%

    Administrative Class
    First Clearing, LLC A/C 5089-3197 Barbara A Leidner 32 Hampshire Ln.
    Boynton Beach FL 33436-7414                                                                                 24,610*    96.13%

    Class A
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                 1,852,851      7.72%

    Class C
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246            1,565,945     22.97%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                   519,563      7.62%

    Class D
    NFSC FEBO Skywest Inc Attn: Mike Kraupp 444 S River Rd St George UT 84790                                2,156,853*    62.40%
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                                  956,622*    27.68%

    Short-Term Fund
    ---------------
    Institutional Class
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                               38,850,883     13.68%
    Jefferies & Company Inc. Attn: Mark Sahler Harborside Financial Center Plaza 3
    Suite 705 Jersey City NJ 07311                                                                          18,285,915      6.44%
    National City Bank FBO: National Collegiate Athletic Association 20/28M044005
    P.O. Box 94984 Cleveland OH  44101                                                                      17,203,977      6.06%

    Administrative Class
 ** NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                      35,587,783*    95.70%

    Class A
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246            7,940,123     10.84%

    Class B
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              866,918     21.32%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                   280,762      6.91%

    Class C
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246           10,412,185*    28.63%

    Class D
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                               15,437,612*    68.93%

    Class R
    MCB Trust Services Cust. FBO Massie Technology, Inc. 401K 700 17th Street
    Suite 300 Denver CO 80202                                                                                   24,227*    48.94%
    MCB Trust Services Cust. FBO Judy Diamond Associates, Inc. 401K 700 17th Street
    Suite 300 Denver CO 80202                                                                                   10,412     21.03%
    Curtis Roush Ttee Bluard Muze Inc. PSP 401K PS 520 Washington Blvd. #699
    Marina del Rey 90292-5421                                                                                    3,572      7.21%
    Circle Trust Company Cust FBO Intermodal Sales Corp 401K Plan, Metro Center
    One Station Place Stamford Ct 06902                                                                          3,054      6.17%
    Eric H. Kobren Ttee Kobren Insight Group Profit Sharing & 401(K) Plan
    20 Williams St. Wellesley MA  02481                                                                          2,500      5.05%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
    StocksPLUS Fund
    ---------------
    Institutional Class
 ** All Asset Portfolio Attn Shareholder Services 840 Newport Center Dr.,
    Newport Beach CA 92660-6322                                                                             35,456,768*    37.36%
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                                6,935,519      7.31%
    Regents of the University of Minnesota Attn: Chris Suedbeck 2221 University Ave. SE
    Ste. 145 Minneapolis MN  55414                                                                           5,679,327      5.98%

    Administrative Class
 ** NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                      45,436,563*    85.84%
    The Colorado County Officials and EE Ret Assoc, 4949 S Syracuse St Suite 400, Denver Co 80237            7,040,422     13.30%

    Class A
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246            2,619,975     18.94%

    Class B
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246            2,034,991     14.31%
 ** Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
    Jersey City, NJ 07311                                                                                    1,094,516      7.70%

    Class C
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246            1,437,524      9.03%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                 1,211,317      7.61%

    Class D
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                                  427,027*    38.27%

    Class R
    Reliance Trust Co. Cust. FBO Special Tree Ltd. Employee Salary Savings & Retirement Plan,
    P.O. Box 48529, Atlanta GA 30362                                                                            19,515*    44.01%
    NFSC FEBO  # 251-082651   Kimberly Paulhamus Ttee, John M. Humphrey Ttee,
    P.O. Box 215, Williamsport PA 17703                                                                         10,670     24.06%
    Bisys Retirement Services FBO Bernal, Inc. 401k Plan, 700 17th Street Ste. 300, Denver CO 80202             10,612     23.93%
    MCB Trust Services Cust. FBO Brandywine Financial Services CORP 401k,
    700 17th STREET, Ste. 300 Denver CO 80202                                                                    2,976      6.71%

    StocksPLUS TR Short Strategy Fund
    ---------------------------------
    Institutional Class
    The Brent Harris and Elizabeth E Harris, C/O PIMCO, 840 Newport Center Dr.,
    Newport Beach CA 92660                                                                                     263,788*    74.56%
    PIMCO Partners Attn: Dick Weil, C/O PIMCO, 840 Newport Center Dr., Newport Beach CA 92660                   69,705     19.70%
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                                   20,318      5.74%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
    StocksPLUS Total Return Fund
    ----------------------------
    Institutional Class
 ** All Asset Portfolio, 840 Newport Center Drive, Newport Beach CA 92660-6310                              14,737,244*    68.78%
    Mac & Co, A/C 965-N03 (GMP & Employers Retiree Trust) Mutual Fund Operations,
    PO Box 3198, Pittsburgh PA 15230                                                                         6,128,008*    28.60%

    Class A
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              557,344     20.91%
    Wachovia Securities, LLC FBO James A Krikman III, 4 Masar Rd Boonton NJ 07005-8900                         261,862      9.82%
 ** UBS Financial Services Inc. FBO Adventist Healthcare, Inc. Long-Term Segment
    1801 Research Blvd., Suite 400 Rockville MD 20850                                                          200,967      7.54%

    Class B
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246               71,648      7.15%

    Class C
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              333,606     19.06%

    Class D
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                                   22,978*    46.20%
 ** NFSC FEBO  # Z85-051128 Rowe Family Trust, Michael Delano/Mary Dorothy,
    4305 W. 125th Ter. Leawood KS 66209                                                                          4,376      8.80%
 ** Pershing LLC, Attn : Mutual Funds, P.O. Box 2052, Jersey City, NJ 07303-9998                                 2,797      5.63%

    Total Return Fund
    -----------------
    Institutional Class
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                              279,722,016      7.02%
 ** NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                     256,551,607      6.44%

    Administrative Class
 ** NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                     453,586,883*    30.34%
 ** Nikko Cordial Securities Inc Tokyo Dia Bldg No 5, Sinkawa 1-Chome 28-23,
    Chuo-Ku Tokyo Japan 104-8271                                                                           220,156,439     14.73%
 ** Manufacturers Life Ins Co (USA), US SRS Seg Funds/Accounting, 200 Bloor St East,
    Toronto ON, Canada M4W 1E5                                                                              82,078,084      5.49%

    Class A
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246          222,175,671*    27.96%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
    Class B
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246           39,775,669     19.56%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                14,135,822      6.95%
 ** Morgan Stanley, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor,
    Jersey City, NJ 07311                                                                                   15,318,006      7.53%

    Class C
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246           65,567,388*    25.96%
 ** Citigroup Global Markets, Inc., Attn: Cindy Tempesta, 7th Floor,
    333 West 34th Street, New York, NY 10001                                                                20,571,780      8.15%

    Class D
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                              101,998,776*    58.95%
 ** Citigroup Global Markets, Inc., 333 West 34th Street, New York, NY 10001                                 8,735,717      5.05%

    Class R
 ** American Express Trust Co FBO American Express, 996 AXP Financial Center, Minneapolis MN 55474             712,975     16.68%
    American United Insurance Co. Ttee Group Retirement Annuity P.O. Box Indianapolis IN 46206-0368            324,716      7.60%

    Total Return Fund II
    --------------------
    Institutional Class
 ** NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                  13,259,078.250      6.04%

    Administrative Class
    T Rowe Price Trust Co FBO Western Digital, PO Box 17215, Baltimore MD 21297                              3,030,043*    25.79%
    Structural Iron Workers Local 1 Annuity Plan - Investors Bank & Trust Trading Acct,
    7700 Industrial Dr, Forest Park IL 60130                                                                 2,327,501     19.81%
 ** NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                       1,847,569     15.73%
    Celanese Americas Retirement Savings Plan, 86 Morris Ave., Summit NJ 07901-3915                          1,013,138      8.62%

    Total Return Fund III
    ---------------------
    Institutional Class
    The Roman Catholic Archbishop of Los Angeles - A Corp Sole,
    3424 Wilshire Blvd, Los Angeles CA 90010                                                                 9,608,092      6.68%
    Bon Secours Health Systems Inc Pension Master Trust, Director Treasury Services,
    1505 Marriottsville Rd, Marriottsvl, MD 21104                                                            8,652,800      6.02%
    William Beaumont Hospital Employees Retirement 401(k) Plan
    Attn: Joseph Bruni3601 W. Thirteen Mile Rd. Royal Oaks MI 48073                                          7,721,067      5.37%

    Administrative Class
 ** NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                         437,371*    75.38%
    AST Trust Company as Trustee FBO Keller & Heckman, 2390 E Camelback Rd,
    Suite 240, Phoenix, AZ 85016                                                                                32,876      5.67%


                                                                                                         Shares          Percentage
                                                                                                    Beneficially Owned    of Class
                                                                                                   -------------------   ----------
 ** Pershing LLC, Attn : Mutual Funds, P.O. Box 2052, Jersey City, NJ 07303                                     30,536      5.26%
 ** DBTCO RS, Trust Operations, PO Box 747, Dubuge IA 52004                                                     30,304      5.22%

    Total Return Mortgage Fund
    --------------------------
    Institutional Class
 ** FOX & Co, PO Box 976, New York NY 10268                                                                  1,347,064*    44.70%
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                                  790,146*    26.22%
 ** NFS For Exclusive Benefit of Our Customer, 200 Liberty St., New York NY 10281-1003                         183,397      6.09%
    National Bank of Dominica LTF Attn: Jans T. Leblanc Hillsborough Street
    Roseau Dominica West Indies                                                                                150,848      5.01%

    Administrative Class
    Apostles of the Sacred Heart of Jesus - Manor Attn Sister Anne D'alessio,
    265 Benham St, Hamden CT 06514                                                                             563,884*    46.34%
    Apostles of the Sacred Heart of Jesus Attn Sister Anne D'alessio,
    265 Benham St, Hamden CT 06514                                                                             343,135*    28.20%
    Istituto Delle Apostle Del Sacro Cuore, C/O Apostles of the Sacred Heart of Jesus,
    265 Benham St, Hamden CT 06514                                                                             251,411     20.66%

    Class A
    CNA Trust Corp TTEE FBO JRB Omnibus, P.O. Box 5024, Costa Mesa, CA 92628                                   393,198     14.12%
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              223,863      8.04%

    Class B
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              238,634     14.47%

    Class C
 ** MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246              414,712     18.74%

    Class D
 ** Charles Schwab & Co Inc Special Custody Acct FBO our Cust,
    101 Montgomery St, San Francisco CA 94104                                                                5,801,806*    66.03%

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Funds, as that term is defined in the 1940 Act.

** Shares are believed to be held only as nominee.

The Reorganization of the PIMCO Money Market and Total Return II Funds

     On November 1, 1995, the Money Market Fund and the PIMCO Managed Bond and Income Fund, two former series of PIMCO Funds: Equity Advisors Series, were reorganized as series of the Trust, and were renamed Money Market Fund and Total Return Fund II, respectively. All information presented for these Funds prior to this date represents their operational history as series of PIMCO Funds: Equity Advisors Series. In connection with the Reorganization, the Funds changed their fiscal year end from October 31 to March 31.


The Reorganization of the PIMCO Global Bond Fund (U.S. Dollar-Hedged)



     On January 17, 1997, the Global Income Fund, a former series of PIMCO Advisors Funds, was reorganized as a series of the Trust, and was renamed the Global Bond Fund (U.S. Dollar-Hedged). All information presented for this Fund prior to that date represents its operational history as a series of PIMCO Advisors Funds. In connection with the Reorganization, the Fund changed its fiscal year end from September 30 to March 31.


Trademark Rights


     The CommodityRealReturn Strategy Fund has trade name and trademark rights to the designation "CommodityRealReturn Strategy." The RealEstateRealReturn Strategy Fund has trade name and trademark rights to the designation "RealEstateRealReturn Strategy." The European StocksPLUS TR Strategy, Far East (Ex-Japan) StocksPLUS TR Strategy, International StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy, StocksPLUS, StocksPLUS TR Short Strategy and StocksPLUS Total Return Funds have trade name and trademark rights to the designation "StocksPLUS."



Code of Ethics

     The Trust and PIMCO each have adopted a Code of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

Custodian, Transfer Agent and Dividend Disbursing Agent

     State Street Bank and Trust Company ("State Street"), 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian for assets of all Funds. Under the custody agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston. Massachusetts 02110, and at State Street's branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

     Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

     Boston Financial Data Services - Midwest, 330 W. 9th Street, 5th Floor, Kansas City, Missouri 64105 serves as transfer agent and dividend disbursing agent for the Institutional Class, Advisor Class, Administrative Class, Class J, and Class K shares of the Funds. PFPC Inc., P.O. Box 9688, Providence, Rhode Island 02940-9688 serves as transfer agent and dividend disbursing agent for the Class A, Class B, Class C, Class D and Class R shares of the Funds.


Independent Registered Public Accounting Firm

    PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105, serves as the independent registered public accounting firm for all Funds. PricewaterhouseCoopers LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings. Prior to November 1, 1995, Deloitte & Touche LLP served as independent accountants for the Money Market and Total Return II Funds. See "The Reorganization of the PIMCO Money Market and Total Return II Funds" for additional information.

Counsel

     Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

Registration Statement

     This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

     Financial statements for the Trust as of March 31, 2004 for its fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon dated May 26, 2004, are incorporated by reference from the Trust's 2004 Annual Reports. A copy of the Reports delivered with this Statement of Additional Information should be retained for future reference.

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